EXHIBIT 10.2

W.I.P.P. INDUSTRIAL LEASE

THIS Industrial Lease (“Lease”), is made and entered into as of this 15th day of December, 2018 (“Effective Date”), by and between W.I.P.P, LLC an Oregon limited liability company, (“Lessor”), and This Budz For You Farms LLC a Oregon limited liability company (“Lessee or tenant”) and .Daniel A. Goldin, Richard Chewning ,(“Guarantors”) Lessee, Lessor and Guarantors are sometimes collectively referred to herein as the “Parties” and individually as a “Party.” Lessee and Guarantor(s) are referred to herein collectively as Lessee.

NOW THEREFORE, the Parties, intending to be legally bound by the terms of this Lease, agree as follows:

Article 1 AGREEMENT TO LEASE

Lessor owns certain real estate, including land and improvements, commonly known as the Walnut Industrial Park (the “Property”), as shown and legally described on Exhibit A. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease from Lessor, a portion of the Property as follows.

Article 2

2.1 Description

PREMISES

Lessor hereby leases to Lessee, on the terms and conditions stated below, certain space consisting of approximately 8,400 square feet of indoor space in Suite 106 & 110 located within the improved building (“Building”) on the Property, as shown and legally described on Exhibit B, together with all improvements located therein, or to be made thereto by either Lessor or Lessee (collectively the “Premises”) described on Exhibit C.

2.2 Permitted Use

Lessee will use the Premises only for the following purpose(s):

This Blank Space - Intentionally left blank

Permitted / Not Permitted	Uses
Permitted	Producer: A producer is also known as the grower.
Permitted

Processor: A processor is a business that will transform the raw marijuana into another product (topicals, edibles, concentrates, or extracts). Operating a business that processes marijuana pursuant to a valid license issued by the Oregon Liquor Control Commission (“OLCC”) or registration with the Oregon Health Authority (“OHA”) Hemp outside of the recreational chain is regulated by the Oregon Department of Agriculture (ODA). (“Permitted Use”). Lessee may not use butane or any other volatile or flammable substance (such as Propane, Hexane, etc.) in connection with its processing of marijuana. High Pressure CO2 and Ethanol processing is allowed in connection with Tenant’s processing of marijuana, only upon all of City of Hillsboro permits, approvals and Lessor’s inspection and approval. Lessee must use a closed-loop system. Use of a non-closed-loop system is prohibited.

Permitted	Wholesaler: A wholesaler is a business that buys in bulk and sells to licensees rather than to consumers.
Not Permitted	Retailer: A retailer is a business that sells directly to consumers.
Not Permitted

Laboratory: A laboratory will test marijuana based on rules established by the Oregon Health Authority. To receive a Laboratory license a Lab must be accredited by the Oregon Environmental Laboratory Accreditation program (ORELAP).

Not Permitted	Certificate for Research:
Not Permitted

Hemp Certificate: The Hemp Certificate allows persons that are registered with the Oregon Department of Agriculture (ODA) to transfer hemp flower extracts, or concentrates to OLCC licensed processors who hold an Industrial hemp processor endorsement.

Permitted	Office Space - WITHOUT Office Equipment restrictions:
Not Permitted

General Office Space - WITH Office Equipment restrictions: used for _____________ holding only the following office equipment:

1. Computers and peripherals

2. Fax machine

3. Printer

4. Copier

5. Laminator

6. Desk lamps

7. Coffee machine

8. Other equipment (only with approval of Lessor and additional rent)

2.2.1 Build-out Requirements for Premises

The following requirement shall apply to Lessee’s build-out of its Premises:

a) If Lessee requires HVAC, Lessee must install a water-cooled HVAC system which shall be connected to the Lessor’s Centralized Condenser Water Tower system. No equipment may be installed outside of the Premises.

b) If Lessee requires CO2 in gas form, Lessee may use the Lessor’s Centralized Bulk CO2 system. c) If any odors emanate from the Premises, Lessee must install adequate size and quantity of Agriair brand air purification systems or equivalent air purification systems that utilizes ionic oxidation technology and also generates and releases hydro-peroxides into the surrounding environment.

d) All plant growers and all other tenants creating or using moisture as part of the use of their Premises must have demising walls that are completely sealed and water proof. This may be accomplished using extruded plastic wall panels such as the following product: http://www.epiplastics.com.

All hook ups, controls and meters to any utilities or services including core systems such as: central water tower system and centralized bulk CO2 system must meet Lessor’s specifications and all related costs are to be borne by Lessee.

2.3 Compliance with Laws and Regulations

Lessee will comply with all applicable laws, ordinances, rules, and regulations of the State of Oregon, City of Hillsboro, County of Washington, the OLCC and all other state and local government authorities with jurisdiction over the Premises, including but not limited to, local fire codes, zoning regulations, and occupancy codes. This Lease is also subject to compliance with Lessor’s published Rules and Regulations for the Property (“Rules and Regulations”), as they may be reasonably amended from time to time. Lessee will promptly provide to Lessor copies of all communications to or from the OLCC or any other governmental entity that relate to Lessee’s noncompliance, or alleged noncompliance, with any laws or other government requirements impacting the Premises or the OLCC licensed business. Lessee hereby acknowledges receipt of a copy of the Rules and Regulations. The Rules and Regulations are attached as Exhibit F.

2.4 Limits on Use

Lessee will not use, nor permit anyone else to use, the Premises in a manner, nor permit anything to be done in the Premises, that

(a) adversely impacts, or is likely to adversely impact, the Premises, the Property, or any element or part of the Premises or the Property, or the operations of the Premises or the Property;

(b) creates any condition that is a safety hazard, such as the using butane, propane, or hexane to process marijuana;

(c) creates a condition that may increase the rate of fire insurance for the Premises or the Property or would prevent Lessor from taking advantage of any ruling of an insurance rating bureau that would allow Lessor to obtain reduced rates for its insurance policies, or violates any requirements of Lessee’s insurance carrier; or

(d) creates a hazard or a nuisance to other tenants or occupants of the Property.

All processing equipment must be inspected and approved by Lessor prior to use in the Building. Lessee shall not bring equipment onto the ground floor of the Premises concrete slab that exceeds 500 PSI (pounds per square inch). Lessee shall not bring equipment onto the upper floors of the Premises that exceeds 80 pounds per square foot. Lessee may bring equipment onto the Premises that exceeds 80 pounds per square foot only upon notice to Lessor and Lessor's written consent. A violation of this weight limit shall constitute a breach of the Lease.

The maximum amount of ethanol stored in the Premises may not exceed the maximum amount of ethanol designated per control area (Exhibit H). A maximum of 480 gallons can be stored per control area. The maximum gallons any tenant may store is derived by dividing 480 gallons by the number of existing tenants using ethanol within that control area at any given time.

2.5 Condition of Premises / No Warranties / Utility Disruptions

The maximum power available from the switch gear for Lessee's space is 600 amps of 480 volts 3 phase power. If any additional power is required there will be a one time 'Electrical Development Charge' of $7,500.00 per 100 AMPS of 480 3 phase power. Lessor makes no warranties or representations regarding the condition of the Premises or the Property, including, without limitation, the suitability of the Premises for intended uses or the condition of the improvements. Lessee has inspected and accepts the Premises in its “AS IS” condition upon taking possession. Lessor will have no liability to Lessee, and Lessee will have no claim against Lessor, for any damage, injury, or loss of use caused by the condition of the Premises or the Property or any interruption in Utility service provided to the Building and Premises. Lessee is solely responsible for thoroughly inspecting the Premises and ensuring that it is in compliance with all laws.

2.6 Lessor’s Maintenance / Repair Obligation

2.6.1. Building

Lessor is responsible for maintaining the structural integrity of the Building exterior walls, foundation, roof, all centralized systems, and any shared loading docks and doors. Lessee will promptly notify Lessor of any damages or noticed defect to any of the foregoing.

2.6.2 Deleted.

2.6.3 OLCC/OHA Compliant Video Surveillance and Alarms Systems.

Lessee is responsible for installing and maintaining the video surveillance and alarm system in the Premises in a manner compliant with the OLCC or OHA Rules, in accordance with Lessee’s OLCC license or OHA registration. Lessee shall give Lessor prompt notice of any failure of these systems or any notice from the OLCC or OHA of an alleged violation. Lessor will have no liability to Lessee, and Lessee will have no claim against Lessor, for any damage, injury, or loss of use caused by failure of these systems.

2.7 Americans with Disabilities Act

Compliance with the Americans with Disabilities Act (“ADA”) is dependent on Lessee’s specific use of the Premises. Lessor makes no warranties or representations about whether the Premises comply with the ADA or any similar state or local legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises to achieve ADA or other similar law compliance, Lessee agrees to make any such necessary modifications, additions, or both at Lessee’s expense.

Article 3 TERM

3.1 Initial Term

The term of this Lease will commence on December 20th, 2018 (the “Commencement Date”), and continue for a lease term of approximatly 60 months, expiring on December 31st, 2023, (“Expiration Date”), unless sooner terminated under the terms of this Lease (“Initial Lease Term”). As used herein “Lease Term” means the Initial Lease Term. Although Lessor will use commercially reasonable efforts to deliver possession of the Premises to Lessee on the Commencement Date, Lessor will not be responsible for any delay in delivery of possession. No Rent will be due from Lessee until possession of the Premises has been delivered to Lessee. Delay in delivery of the Premises will not extend the Expiration Date, but if the delay in delivery of possession extends more than ninety (90) days beyond the Commencement Date, Lessee may elect to terminate this Lease without any liability to either Lessee or Lessor.

3.2 Option to renew

If the Lessee is not then in Default of this Lease, Lessee will have an option to extend the Initial Lease Term (“Extension Option”) for two 1-year renewal terms, each an “Extension Term” on the same terms and conditions as herein provided, except for the Basic Rent, which will be increased at the beginning of any Extension Term as set forth below and will not include a further or any additional Extension Option. An Extension Option may be exercised only by Lessee by written notice given to Lessor not less than 90 days, nor more than 120 days before the expiration of the Initial Lease Term or any Extension Term. Failure to exercise any Extension Option will terminate any subsequent Extension Option(s).

First Extension Term: January 1, 2024 to December 31, 2024 $14,090.00 per month. Second Extension Term: January 1, 2025 to December 31, 2025 $15,500.00 per month.

Article 4 RENT

4.1 Basic Rent Amount and Due Date

The base monthly rent (“Basic Rent”) for the Initial Lease Term shall be as follows: December 20, 2018 to December 31, 2018 $4,380.00 per month.

January 1, 2019 to December 31, 2019 January 1, 2020to December 31, 2020 January 1, 2021 to December 31, 2021 January 1, 2022 to December 31, 2022 January 1, 2023 to December 31, 2023

$10,950.00 per month. $11,390.00 per month. $11,845.00 per month. $12,320.00 per month. $12,810.00 per month.

Lease shall be paid in advance by the twentieth

This Lease is a “triple net lease,” meaning that unless otherwise specifically provided herein, Lessee is responsible to pay all insurance, utilities, services, taxes, and other costs associated with the Premises, with some of those charges being billed directly to Lessee and others being included in the CAM Charges (defined in Section 4.7.2), of which Lessee will pay Lessee’s proportionate share, as more particularly described in Section 4.7.2. Charges specifically for Lessor provided (i) Condenser water for Lessee’s water-cooled HVAC system(s) required pursuant to Section 2.2.1(a), and (ii) CO2 for Lessee’s CO2 system required pursuant to Section 2.2.1(b) (collectively, “Lessor-Provided Efficiencies”) will be considered Additional Rent and billed directly to the Lessee. Amounts included and payable by Lessee as Additional Rent in connection with delivery by Lessor to Lessee’s Unit of the Lessor-Provided Efficiencies are set forth in the Lessor-Provided Efficiency Rate Disclosure attached as Exhibit I hereto and incorporated herein by this reference.

The rates set forth in Exhibit I are subject to increases based on Lessor’s costs associated therewith at Lessor’s sole discretion upon 30 days notice from Lessor to Lessee of any such increases. All amounts due hereunder and items referenced as Additional Rent throughout the lease, in addition to the Basic Rent are deemed “Additional Rent” and are due on the same date as Basic Rent. Any reference to “Rent” herein includes Basic Rent and Additional Rent.

4.3 End of Lease Term

Lessor and Lessee may negotiate a new lease term and rent amount and the end of the Initial Lease term at their sole discretion, either through a new lease or an addendum to the Lease.

4.4 Security Deposit

4.4.1 Amount of Security Deposit

The Security Deposit shall be in the amount of $$65,700.00. $10,950.00 due at lease signing. The Balance of $54,750.00 is due before any construction can start.

4.4.2 Use of Security Deposit

The Security Deposit secures Lessee’s full and faithful performance and observance of all of Lessee’s obligations under this Lease and under any other written agreement between Lessee and Lessor specifically referring to the Security Deposit. The Security Deposit will not be considered to be held in trust by Lessor for the benefit of Lessee, may be commingled with other funds of Lessor, and will not be considered an advance payment of Rent or a measure of Lessor’s damages in the case of an Event of Default (defined in Section 12.1) by Lessee. Lessor may, but

Rent for each month of the term of this (20th) day of each prior calendar month without deduction, offset, prior notice or demand.

4.2 Additional Rent

will not be obligated to, after three (3) days’ advance written notice is delivered to Lessee in accordance with Section 17.9, draw on and apply the Security Deposit (including all interest earned thereon) to: (a) pay any delinquent Basic Rent or other Rent not paid within the applicable time period, if any, under Section 12.1.1; and/or (b) remedy any violation of this Lease, after Lessee has received notice and opportunity to cure under Section 12.1.2, if a notice and opportunity to cure is required under this Lease. If Lessor applies any of the Security Deposit to any of the above, Lessee will, immediately upon demand, replenish the Security Deposit to its full amount.

If Lessee fully performs all of its obligations under this Lease, the Security Deposit, or any balance remaining thereof, will be returned to Lessee within 30 days after the Expiration Date or earlier termination of this Lease and delivery of the Premises back to Lessor. However, if a reasonable question exists concerning Lessee’s full compliance with this Lease, or if there is any obligation under this Lease to be performed after the Expiration Date or earlier termination of this Lease, Lessor may require that the Security Deposit remain in place until Lessor is satisfied that there has been no violation of this Lease and all obligations due under this Lease have been fully performed, even if it takes Lessor longer than 30 days to make such a determination to Lessor’s reasonable satisfaction.

4.4.3 Electricity Deposit

Upon taking occupancy of the premises, Lessee will deposit with Lessor and continuously maintain a “Electricity Deposit” in the amount of $500.00 or a total of any past 3 consecutive months electricity charges whichever is higher. In no event will a decrease in electrical usage decrease this deposit.

4.4.4. Use of Electricity Deposit

The Electricity Deposit secures Lessee’s full and faithful payment of its individual electrical bill. In case of default, any excess amount after paying the Electrical bill will be considered as additional Security Deposit and may be used as per Section 4.4.2.

4.5 Taxes

Lessee agrees to pay, on or before the date they become due, Lessee’s proportionate share of all taxes, personal property taxes, assessments, special assessments, user fees, and other charges, however named, that, after the Effective Date and before the expiration of this Lease, may become a lien or that may be levied by any state, county, city, district, or other governmental authority on the Premises, any interest of Lessee acquired under this Lease, or any possession right that Lessee may have in or to the Premises by reason of its occupancy thereof, as well as all taxes, Personal property taxes, assessments, user fees, or other charges on all property, real or personal, owned or leased by Lessee in or about the Premises (collectively, “Taxes”), together with any other charge levied wholly or partly in lieu thereof. Taxes are considered Additional Rent under this Lease. All Taxes are paid to the taxing authority by Lessor and are paid to Lessor by Lessee through the monthly CAM Charges (defined in Section 4.7.2).]

4.6 Operating Expenses and Utilities

The "Utilities" consists of water, gas, electricity, garbage, Internet, Condenser Water service provided by Lessor, CO2 service provided by Lessor, and any other utility services that may be furnished directly to the Premises at Lessors discretion. Lessor will supply water, electricity, gas, and garbage as part of Rent only if ‘General Office Space - WITH Office Equipment restrictions’ is permitted under Section 2.2. In case of all other Permitted Uses, Lessee will promptly pay for all "Utilities". Lessee will timely pay its apportioned share on a monthly basis.

Lessor will stub into the Premises the following: 1)Centralized water tower cooled water, 2)CO2 gas supply line, 3)Water, 4)Sewer trunk line access no farther than 75 feet from the closest perimeter point of Premises (Sewer access may not be in the Premises) at Lessor’s discretion. Lessor has no responsibility to provide any other utility services to the Premises that are not already in place, other than those stated in the section. Note: If adequate Electrical service is not present, Electricity will need to be accessed from the switch gear of Lessor’s choice, at Lessee’s expense. Lessee must install power to the space as a first step of construction. If additional services are required, Lessee will obtain Lessor’s permission for their installation, at Lessee’s sole cost and expense. Lessor will not unreasonably withhold such permission. Lessee also agrees to pay any Electrical Infrastructure Fee and its proportionate share of monthly CAM Charges (defined in section 4.7.2), which cover, among other things, Taxes, water, sewer, insurance, parking lot maintenance, certain Building repairs and capital expenditures, gate security, and lighting for the Common Areas (defined in section 4.7).

4.7 Common Areas

The “Common Areas” consist of certain not leased areas and facilities outside the Premises and within the exterior boundary line of the Property and interior utility raceways and installations that are designated by Lessor to be for the general nonexclusive use of Lessor, Lessee, all other lessees of the Property, and each of their respective employees, suppliers, shippers, customers, contractors, and invitees. The Common Areas include but are not limited to parking areas, certain loading and unloading areas, garbage and debris disposal areas, roadways, walkways, driveways, and landscaped areas. Lessee and Lessee’s employees, suppliers, shippers, contractors, customers, and invitees have the nonexclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of the Rules and Regulations or restrictions governing the use of the Property. Under no circumstances does the right to use the Common Areas include the right to store any property, either temporarily or permanently, in the Common Areas. Any such storage will be permitted only by the prior written consent of Lessor, which consent will be within the sole discretion of Lessor and may be revoked at any time.

If any unauthorized storage occurs, Lessor will have the absolute right, without notice and in addition to the other rights and remedies that it may otherwise have at law or under this Lease, to remove the property to Lessee’s Premises or a storage area and to charge the cost to Lessee, which cost will be immediately payable upon demand by Lessor or dispose off at Lessors discretion. The removal will not be considered any form of bailment. Lessor is not liable for any damage that may occur during any removal, moving, handling, misplacing, stealing or storing of such property. After 30 days of storage, the property will be deemed abandoned and Lessor may dispose of it in any manner without any liability to Lessee and Lessee shall remain liable for the storage fees.

4.7.1 Lessor’s Authority over Common Areas

Lessor, or such other person(s) as Lessor may appoint, have the exclusive control, management, and maintenance of the Common Areas and have the right, from time to time, to establish, modify, amend, and enforce Lessor’s Rules and Regulations for the management, safety, care, and cleanliness of the Common Areas, the parking and unloading of vehicles, and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Property and their invitees. Lessee agrees to abide by and conform to all the Rules and Regulations, and will use its best efforts to cause its employees, suppliers, shippers, customers, contractors, and invitees to so abide and conform. Lessor will not be responsible to Lessee for any noncompliance with the Rules and Regulations by other tenants of the Property. Lessor has the right, in Lessor’s sole discretion, from time to time: (a) to make changes to the Common Areas, including, without limitation, changes in the location, size, shape, and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, landscaped areas, walkways, and utility raceways, and changes to the ingress, egress, and direction of traffic; (b) to close any of the Common Areas temporarily for maintenance purposes as long as reasonable access to the Premises remains available; (c) to designate land outside the current boundaries of the Property to be a part of the Common Areas; (d) to add additional buildings and improvements to the Common Areas; (e) to utilize the Common Areas as Lessor deems appropriate while engaged in making additional improvements, repairs, or alterations to the Property, or any portion thereof; and (f) to retain at all times master keys or pass keys to the Building and Premises; (g) to display the Building and Premises to mortgagees, prospective mortgagees, prospective purchasers, and ground Lessors, and prospective Lessee’s at reasonable hours; (h) to perform any other acts and make any other changes in, to, or with respect to the Common Areas and Property as Lessor may, in the exercise of reasonable business judgment, deemed to be necessary or appropriate.

4.7.2 Common-Area Maintenance and Operating Charges

Throughout the Lease Term, Lessee will pay to Lessor, as Additional Rent, Lessee’s proportionate share of all Common-Area Maintenance and Operating Expenses, as hereinafter defined, incurred by Lessor for maintenance of the Common Area. “Common-Area Maintenance and Operation Expenses” or “CAM Charges” are defined as all costs incurred by Lessor relating to the ownership, operation, repair, and maintenance of the Property, including, but not limited to, the following:

(a) All Common-Area improvements, including parking areas, loading and unloading areas, trash disposal areas, roadways, parking areas, security booths, sidewalks and walkways, driveways, landscaped areas, bumpers, irrigation systems, lighting, fences and gates, elevators, Building exteriors, roofs, and roof drainage systems.

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(b)  Exterior signs and any tenant directories.

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(c)  Any Building sprinkler systems.

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(d)  Any Building heating and cooling systems.

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(e)  The cost of water, gas, electricity, telephone, and any Internet to service the

Common Areas.

(f)Trash disposal, recycling, pest control services, property management, security services, the cost to repaint or repair the exterior of any structures, and the cost of any environmental inspections not attributable to a specific tenant.

(g) Reserves set aside for maintenance, repair, or replacement of Common-Area improvements and equipment, including the Building.

(h) Taxes (as defined in Section 4.5 and excluding any Taxes directly assessed to any Tenant).

(i) The cost of any insurance maintained by Lessor pursuant to Article 8.

(j)Any deductible portion of any insured loss concerning the Building or the Common Areas.

(k) Management, accounting, attorney fees, and all other costs related to the operation, maintenance, repair, and replacement of the Property.

(l) The cost of any reasonable capital improvement to the Building or the Property, as long as Lessor allocates the cost of any such capital improvement over the useful life of the capital improvement, as computed under the United State Tax Code.

(m) The cost of a security system and video surveillance system for the Building and common areas.

(n) Any other services provided by Lessor that are stated elsewhere in this Lease to be CAM Charges.

Nothing contained herein imposes any obligation on Lessor to provide any of the improvements or services listed above that are not already provided to the Property.

4.7.3 CAM Exclusions

CAM Charges and Taxes that are specifically attributable to any tenant, to any other tenant in the Property, or to the operation, repair, and maintenance thereof, will be allocated entirely to that tenant. However, any CAM Charges and Taxes that are not specifically attributable to any tenant or to the operation, repair, and maintenance thereof, will be proportionally allocated by Lessor to all tenants within the Property, including Lessee, based on the approximate square footage of the Premises divided by the approximate square footage of 158,000 the Property, as that square footage may change from time to time. CAM Charges will not include any expenses paid by any tenant directly to third parties or expenses for which Lessor is otherwise reimbursed by any third party, other tenant, or insurance proceeds.

4.7.4 Common-Area Payments

Lessee’s Share of CAM Charges (and Taxes if not directly assessed) is payable monthly along with the Basic Rent. The amount of the payments will be based on Lessor’s estimate of the annual CAM Charges. Within 60 days after written request (but not more than once each year), Lessor will deliver to Lessee a reasonably detailed statement showing Lessee’s proportionate share of the actual CAM Charges incurred during the preceding year. If Lessee’s payments during that year exceed Lessee’s proportionate share, Lessor will credit the amount of the overpayment against Lessee’s future payments. If Lessee’s payments during that year were less than Lessee’s proportionate share, Lessee will pay to Lessor the amount of the deficiency within 30 days after delivery by Lessor to Lessee of the statement.

4.8 Late Charge

4.8.1 Late Payment Penalty

If Lessee fails to pay any amounts due under this such as Lease Rent, fees, charges, etc. within five (5) days after it is due, Lessor may elect to impose a late payment penalty of twelve (12) percent of the all overdue amounts.

Lessor’s election not to impose a late payment penalty in any instance will not be a waiver of Lessor’s other rights and remedies for the late payment nor of Lessor’s right to later charge and collect a late payment penalty for the late payment. Acceptance of payment of a late payment penalty by Lessor will not constitute a waiver of Lessee’s default with respect to the overdue amount in question, nor will it prevent Lessor from exercising any other rights or remedies granted under this Lease, by law, or in equity.

4.8.2 Delinquency Interest Rate

In addition to the Late Payment Penalty Section 4.8.1, all past due amounts, such as Rent, fees, charges, penalties or delinquency interest amount, etc. will bear interest at a “Delinquency Rate” of fifteen percent (15%) per annum, or the highest rate allowed by law, if it is less, from the due date until paid in full.

4.9 Time, Place and Manner of Payments

Lessee will pay Lessor Basic Rent and Additional Rent monthly, in advance, and on the twentieth (20th) day of the month without abatement, deduction, or offset. Basic Rent and Additional Rent shall not be in cash and shall be by check or direct deposit. The business name on Lessee’s check shall not imply its involvement in the cannabis business. Payment of all Rent will be made to Lessor to the address set forth in Section 17.9 or such other place as Lessor may designate in accordance with the requirements of Section 17.9.

4.10 Acceptance of Rent

Lessor’s acceptance of a partial payment of Rent will not constitute a waiver of any Event of Default (defined in Section 12.1), nor will it prevent Lessor from exercising any of its other rights and remedies granted to Lessor under this Lease, by law, or in equity. Any endorsements or statements on checks of waiver, compromise, payment in full, or any other similar restrictive endorsement will have no legal effect. Lessee will remain in violation of this Lease and will remain obligated to pay all Rent due, even if Lessor has accepted a partial payment of Rent. Acceptance of a late but full payment of Rent (including Rent plus all interest due thereon at the Delinquency Rate) will constitute a waiver and satisfaction of that late payment, violation, or Default only and will not constitute a waiver of any other late payment, violation, or Default.

Article 5 LESSEE OBLIGATIONS

5.1 Repairs and Maintenance

Lessee is responsible for all maintenance, repair, replacement, and refurbishment of the Premises, and other improvements thereon, whether owned by Lessor or Lessee, except for the centralized systems, which are Lessor’s responsibility unless damaged due to Lessee’s negligence, failure to perform its repair and maintenance responsibilities, improper performance of repair and maintenance responsibilities, or misuse of the Premises, and in that case Lessee will be assessed for the damage caused by Lessee. Lessor at its option may enter into a third-party maintenance contract for Lessor provided equipment, for which Lessee will reimburse Lessor its share of those costs. Lessor will also maintain the Common Areas, as more particularly described in Sections 4.7.1 and 4.7.2 above. Lessor has no other maintenance obligations to Lessee. If work performed by Lessor is required due to the negligence, neglect, or misconduct of Lessee, Lessee will promptly reimburse Lessor the cost of the work, plus interest thereon at the Delinquency Rate from the date the expense was incurred by Lessor until reimbursed by Lessee. Other than routine and customary repairs and maintenance, Lessee acknowledges that Lessee does not have the right to make any alterations to the Premises without the prior written consent of Lessor, which consent will not be unreasonably withheld. Lessee will keep the Premises in good repair and clean condition, free and clear of accumulation of rubbish, debris, scrap materials, and litter. Lessee will ensure that no Hazardous Substance release occurs on the Premises at any time, as more particularly described in Section 11.1.6. Lessee will commit no waste on the Premises or in the Common Areas, and Lessee will not permit any employee, supplier, shipper, customer, contractor or invitee to commit waste on the Premises or in the Common Areas. The Premises shall at all times be free of mold, mildew and pests. Lessee shall not attach anything to the Premises walls without prior written consent of Lessor.

5.2 Construction of Improvements

Lessee will undertake no construction, alteration, or changes on or to the Premises, without the prior written consent of Lessor, which consent will be at Lessor’s sole discretion and conditioned on submission of a reasonable construction plan (including, without limitation, professional architectural drawings sufficient for permitting) and schedule. In some cases, construction bonding may be required by Lessor, in Lessor’s reasonable judgment. Lessee will notify Lessor of any construction or repair work that might disturb any existing asbestos or lead paint, and Lessor will cooperate with Lessee to provide requested information concerning the same. Lessor will have no construction obligations except to maintain those systems described in Section 2.6. All electrical design installation and connection to switch gear must have oversight by the Lessor's electrician, at Lessee’s expense. Lessor may refuse to allow any construction, alteration or changes to the Premises in its sole discretion.

5.3 Notice of Non-responsibility

At least three business days before commencing any approved work on the Premises that may give rise to a right to place a statutory lien on the Premises, Lessee will give written notice to Lessor of the date on which any such work is to commence so that Lessor may post, at appropriate places, statutory notices of non-responsibility.

5.4 No Liens

Lessee agrees to pay, when due, all sums for labor, services, materials, supplies, utilities, furnishings, machinery, or equipment that have been provided or ordered with Lessee’s consent to the Premises. If any lien is filed against the Premises that Lessee wishes to protest, then Lessee will immediately notify Lessor of the basis for its protest and must deposit cash with Lessor, or procure a bond acceptable to Lessor, in an amount sufficient to cover the cost of removing the lien from the Premises. Failure to remove the lien or furnish the cash or a bond acceptable to Lessor within fourteen (14) days will constitute an Event of Default (defined in Section 12.1) under this Lease, Lessor will be entitled to satisfy the lien without further notice to Lessee, and Lessee will immediately reimburse Lessor for any sums paid to remove any such lien.

5.5 Lessor Access to Premises

Lessor and its respective agents have the right to enter the Premises for the purposes of: (a) confirming the performance by Lessee of all obligations under this Lease, (b) doing any other act that Lessor may be obligated or have the right to perform under this Lease, (c) inspecting the Premises to ensure Tenant’s compliance with all Rules and Regulations, in addition to any OLCC rules and regulations; and (d) for any other lawful purpose. Such entry will be made on a minimum of twelve (12) hour notice and during normal business hours, when practical, except in cases of emergency or a suspected violation of this Lease, the Rules and Regulations, any OLCC rule or regulation, or the law. Lessee waives any claim against Lessor for damages for any injury or interference with Lessee’s business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by the entry except to the extent caused by the gross negligence or willful misconduct of Lessor. Lessor will use reasonable efforts to disturb Lessee’s operations as little as reasonably possible during any of Lessor’s repair and maintenance work. Lessee shall not change or add locks to the Premises.

5.6 Safety Requirements

Lessee will conduct its operations, activities, and duties under this Lease in a safe manner and in compliance with all safety standards imposed by applicable federal, state, and local laws and regulations, and the Rules and Regulations.

Lessee will exercise due and reasonable care and caution to prevent and control fire on the Premises and to that end will provide and maintain fire suppression equipment approved by FM Global or an equivalent insurance company and other fire protection equipment as may be required under applicable governmental laws, ordinances, statutes, and codes for the purpose of protecting the improvements adequately and restricting the spread of any fire from the Premises to any property adjacent to the Premises, all at Lessee’s sole cost and expense. Lessee will be solely responsible for provision and maintenance of fire extinguishers, but not for sprinkler systems. Lessee will, however, promptly notify Lessor if Lessee observes any problems relating to the sprinkler system and will do nothing to damage or disable the sprinkler system or any smoke detectors located within the Premises or Property.

Lessee shall provide Lessor a copy of the safety manual for the processing equipment used in the Premises. Lessee covenants to use the processing equipment in accordance with the manufacturer’s safety instructions.

5.7 Signs

Lessee will not erect, install, nor permit on the Premises any sign or other advertising device without first having obtained Lessor’s written consent, which Lessor may withhold in its sole discretion. Lessee will remove all signs and sign hardware upon termination of this Lease and restore the sign location to its former state, unless Lessor, in its sole option, elects to retain all or any portion of the signage.

5.8 Labor Laws

Lessee must at all times, including during construction, comply with all applicable state laws pertaining to wage and hour and health and safety regulations. Lessee will also comply with all its own collective bargaining requirements to avoid labor disturbances in the Premises. Lessee should promptly notify Lessor in the event of any threatened labor action. Lessee will also reasonably cooperate with any directors of Lessor to mitigate the impact of labor disturbance on access to the Property and operations with the Property, regardless of the source of the labor dispute.

5.9 Continuous Operations / Licensing

During the Lease Term, Lessee will continuously maintain its operations on the Premises and will advise Lessor, in writing, if Lessee intends to cease operations for any period longer than ten (10) consecutive days. During any period when Lessee is not operating on the Premises, Lessee will nonetheless be required to abide by and comply with all provisions of this Lease. Lessee will not abandon the Premises. Lessee shall remain continuously licensed by the OLCC or registered with the OHA and shall immediately notify Lessor of any change to Lessee’s licensed or registered status.

5.10. Access to Building

Lessee shall not grant access to the Building to any persons who would be unauthorized to access the Premises under the Rules and Regulations or the OLCC Rules.

5.11. Financial Statements.

Upon submission of this Lease to Lessor and at any time thereafter within thirty (30) days after Lessor’s request therefor, Lessee shall furnish to Lessor copies of true and accurate financial statements reflecting Lessee’s then current financial situation (including without limitation balance sheets, statements of profit and loss, and changes in financial condition), Lessee’s most recent audited annual financial statements, and Lessee’s most recent federal income tax returns pertaining to Lessee’s business, and in addition shall cause to be furnished to Lessor similar financial statements and tax returns for any guarantor(s) of this Lease. Lessee agrees to deliver to Lessor and/or any lender, prospective lender, purchaser or prospective purchaser designated by Lessor such financial statements of Lessee as may be reasonably requested by Lessor and/or such lender or purchaser. Lessee shall not be required to furnish financial statements pursuant to this Section more than two (2) times per calendar year. Lessor agrees to keep all furnished documents confidential.

Article 6 ACCESS, PARKING, AND SECURITY

6.1 Access

Access to the Property and Premises shall be governed by the Rules and Regulations. Tenant must not allow any persons in the Building or Premises in violation of any OLCC rule or regulation. Lessor’s security protocol must be followed at all times by Lessee and any of Lessee’s employees, contractors, agents, or invitees as set forth in the Rules and Regulations.

6.2 Parking

Lessee may purchase a limited number of reserved parking spaces on a monthly basis at the then-current rate charged by Lessor for the parking spaces. Lessee and its employees, suppliers, shippers, customers, contractors and invitees must otherwise park in the unreserved parking area. Lessor is not responsible for any loss or damage to any vehicle or personal property in any vehicle parked within the parking area. Lessee will provide Lessor with a list of names and vehicle license plate numbers for employees who are authorized to park within the parking area. Lessee will be responsible for any of its employees, customers, contractors, shippers, invitees, vendors, or suppliers who park in any reserved areas. Only vehicles no larger than a full-size vehicle or pickup truck may be parked in the general parking area. Delivery trucks must be parked in areas designated in the Rules and Regulations.

No vehicle parking of any kind is allowed in the Common Areas other than in the designated parking lots or areas. Any such improperly parked vehicle is subject to towing by Lessor. No vehicle unloading is allowed off the Premises except in areas specifically identified by Lessor for such unloading, if any. All parking including Reserved parking spaces are strictly to be used for parking of vehicles. No other uses such as storing of goods, trash etc. is allowed.

6.3 Security

Security for the Property, Building and Premises shall be governed by the Rules and Regulations and the OLCC rules and regulations.

Lessee acknowledges that numerous other parties and tenants occupy or have access to the Property and that Lessee is solely responsible for any and all its property located on the Premises or within the Property. Lessee waives any claim against Lessor for any loss or damage to Lessee’s property. Lessor will not be responsible for the actions of any other tenants or other third parties who may come onto the Property or the Premises. Lessee warrants and represents, after review of the website identified below, that Lessee is not an entity or person (i) that is listed in the Annex to, or is otherwise subject to the provisions of, Executive Order 13224, issued on September 23, 2001 (“EO13224”); (ii) whose name appears on the United States Treasury Department Office of Foreign Assets Control (“OFAC”) most current list of “Specially Designated Nationals and Blocked Persons” (which list may be published from time to time in various media including but not limited to the OFAC website, www.treas.gov/offices/enforcement/ofac/sdn/t11sdn.pdf);(iii) who commits, threatens to commit, or supports “terrorism,” as that term is defined in EO13224; or (iv) who, to the knowledge of Lessee, is otherwise affiliated with any entity or person listed in clauses (i)-(iv) of this Section. Any and all parties or persons described in clauses (i)-(iv) of this Section are herein referred to as “Prohibited Persons.” Lessee covenants and agrees that neither Lessee nor any of its officers, directors, shareholders, partners, members, or affiliates (including the holders of indirect equity interests in Lessee) will (a) knowingly conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services to or for the benefit of a Prohibited Person; or (b) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO13224. Lessee further covenants and agrees to deliver (from time to time) to Lessor any such certification as may be requested by Lessor in its reasonable discretion, confirming that, based on reasonable inquiry (x) neither Lessee nor any of it respective officers, directors, shareholders, partners, members, or affiliates (including the holders of indirect equity interests in Lessee) is a Prohibited Person and (y) neither Lessee nor its respective officers, directors, shareholders, partners, members, or affiliates (including the holders of indirect equity interests in Lessee) has (1) knowingly conducted any business, or engaged in any transaction or dealing, with any Prohibited Person, including but not limited to the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person; or (2) knowingly engaged in or conspired to engage in any transaction that evaded or avoided, or had the purpose of evading or avoiding, or attempted to violate, any of the prohibitions set forth in EO13224.

6.4 Handling of Trash

Lessee will be responsible for the adequate sanitary handling of all trash and other debris for the Premises and will provide for its timely removal to the holding area designated by Lessor as set forth in this Section and the Rules and Regulations. Lessee will gather, sort, and transport all garbage, refuse, and recyclable materials as needed from the Premises. Lessee will provide and use suitable fireproof receptacles for all trash and other refuse temporarily stored within the Premises. Lessee will not permit boxes, cartons, barrels, pallets, scrap piles, or other similar items to be piled or stored in the Common Areas or within view of the Common Areas or outside of the Premises, unless otherwise approved, in writing, by Lessor. Lessee will cooperate with Lessor in the implementation of any recycling program that Lessor may have in place from time to time. Lessee will not allow trash or debris of any nature to accumulate on the Premises and will store all trash and debris in a manner that will prevent it from being a health or safety hazard or creating an unsightly condition in and around the Premises.

Article 7 INSURANCE REQUIREMENTS

7.1 Insurance Amounts

Insurance requirements set forth below do not in any way limit the amount or scope of liability of Lessee under this Lease. The amounts listed indicate only the minimum amounts of insurance coverage that Lessor is willing to accept to help ensure full performance of all terms and conditions of this Lease. All insurance required of Lessee by this Lease must meet all the minimum requirements set forth in this Article 7.

7.2 Certificates; Notice of Cancellation

On or before the Commencement Date, Lessee will provide Lessor with certificates of insurance establishing the existence of all insurance policies required under this Lease. Thereafter, Lessor must receive notice of the expiration or renewal of any policy at least 30 days before the expiration or cancellation of any insurance policy. No insurance policy may be canceled, revised, terminated, or allowed to lapse without at least 30 days prior written notice to Lessor. Insurance must be maintained without any lapse in coverage continuously for the duration of this Lease. Cancellation of insurance without Lessor’s consent will be deemed an immediate Event of Default (defined in Section 12.1) under this Lease. Lessee will give Lessor certified copies of Lessee’s policies of insurance promptly upon request.

7.3 Additional Insured

Lessor will be named as an additional insured in each required liability policy and, for purposes of damage to the Premises or cancellation of policy, as a loss payee. The insurance will not be invalidated by any act, neglect, or breach of contract by Lessee. On or before the Commencement Date, Lessee must provide Lessor with a policy endorsement naming Lessor as an additional insured as required by this Lease.

7.4 Primary Coverage and Deductible

The required policies will provide that the coverage is primary, and will not seek any contribution from any insurance or self-insurance carried by Lessor. Unless otherwise approved in writing and in Lessor’s sole discretion, the deductible on any insurance policy cannot exceed $5,000.00.

7.5 Company Ratings

All policies of insurance must be written by companies having an A.M. Best rating of “A” or better, or the equivalent. Lessor may, upon 30 days written notice to Lessee, require Lessee to change any carrier whose rating drops below an “A” rating.

7.6 Required Insurance

At all times during this Lease, Lessee will provide and maintain the following types of coverage:

7.6.1. General Liability Insurance

Lessee will maintain a commercial general liability policy (including coverage for broad form contractual liability, sudden and accidental spill coverage on land and on water, and any personal injury liability) for the protection of Lessee, and insuring Lessee and Lessor against liability for damages because of personal injury, bodily injury, death, or damage to property, including loss of use thereof, and occurring on or in any way related to the Premises or occasioned by reason of the operations or actions of Lessee. All such coverage must name Lessor as an additional insured. All such coverage must be in an amount not less than $2 million combined single limit per occurrence for bodily injury and property damage for all coverage specified herein.

7.6.2 Personal Property and Fire Legal Liability Insurance

Lessee will be responsible to insure all Lessee’s own Personal Property (as defined in Section 10.2), improvements, betterments, and trade fixtures, which items will not be covered by Lessor’s insurance and for which Lessor and its insurance carriers will have no liability. Furthermore, Lessee must at all times carry Fire Legal Liability insurance coverage in an amount not less than $500,000 combined single limit per occurrence.

7.6.3 Automobile Liability Insurance

Lessee will maintain an occurrence form of commercial automobile liability policy insuring Lessee and Lessor against liability for damage because of bodily injury, death, or damage to property, including loss of use thereof, and occurring or in any way related to the use, loading, or unloading of Lessee’s owned, hired, and vehicles on and around the Premises. Such insurance will name Lessor as an additional insured. Coverage must be in an amount of not less than $1,000,000 combined single limit per occurrence.

7.6.4 Workers’ Compensation Insurance

Lessee will maintain, in full force and effect, Workers’ Compensation insurance for all Lessee’s employees, including coverage for employer’s liability, as required by Oregon law.

7.6.5 Additional Coverage Requirements if growing plants

Lessee will maintain crop insurance at all times in an amount of not less than $ 500,000 for tier 1 and 1,000,000 for tier 2 combined single limit per occurrence.

7.7. Waiver of Subrogation

Lessee and Lessor each waive any right of action that they and/or their respective insurance carriers might have against Lessor for any loss, cost, damage, or expense (collectively “Loss”) to the extent that the Loss is covered by any property insurance policy or policies required to be maintained under this Lease and to the extent that the proceeds (which proceeds are free and clear of any interest of third parties) are received by the party claiming the Loss. Lessee and Lessor also waive any right of action they and/or their insurance carriers might have against Lessor or Lessee (including their respective employees, officers, or agents) for any Loss to the extent the Loss is a property loss covered under any applicable automobile liability policy or policies required by this Lease. If any of Lessee’s or Lessor’s property or automobile insurance policies do not allow the insured to waive the insurer’s rights of subrogation before a Loss, each will cause the policies to be endorsed with a waiver of subrogation that allows the waivers of subrogation required by this Section 7.7. Nothing contained herein will be construed to relieve Lessee from any Loss suffered by Lessor that is not fully covered by Lessor’s insurance described in Article 8. Lessee will be liable for any uninsured Loss (including any deductible) if the Loss was caused by any act or omission of Lessee or any of Lessee’s employees, agents, contractors, or invitees.

Article 8 LESSOR INSURANCE

Lessor will maintain liability insurance for the Property, as generally described in Section 7.6.1, in addition to, and not in lieu of, the insurance required to be maintained by Lessee in an amount not less than $2,000,000. Lessee will not, however, be named as an additional insured on the policy. Lessor will obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor and to any lender insuring loss or damage to the Building shell and Lessor-owned improvements located within the Building and Common Areas. Lessee- owned or installed improvements, alterations, utility installations, trade fixtures, and personal property will all be insured by Lessee as provided in Section 7.6.1. If the coverage is available and commercially appropriate, the policy or policies must insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a lender), including coverage for debris removal and the enforcement of any applicable requirements for the upgrading, demolition, reconstruction, or replacement of any portion of the Property as the result of a covered loss. The policy or policies will also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the CPI-U (Consumer Price Index for All Urban Consumers). Lessee pays a proportionate share of this insurance coverage through the CAM Charges (defined in Section 4.7.2). Lessor may elect to self- insure or partially self-insure. Lessor may also elect not to insure certain elements of the Common Areas if insurance coverage is not available at a commercially reasonable cost to the Building shell, foundation, or Building system.

Article 9 DAMAGE OR DESTRUCTION

In the event of partial or full damage or destruction to the Premises or the Property, the following will apply:

9.1 Definitions

9.1.1 Partial Damage

“Partial Damage” means damage or destruction that can reasonably be repaired in three (3) months or less from the date of the damage or destruction, and the cost thereof is equal to or less than 1 (one) months’ Basic Rent. Lessor will notify Lessee in writing within 30 days from the date of the damage or destruction about whether the damage is partial or total. Partial Damage does not include damage to windows, doors, or other similar improvements, or systems that Lessee has the responsibility to repair or replace under the provisions of this Lease.

9.1.2 Total Destruction

“Total Destruction” means damage or destruction to the Building shell, foundation, roof, or building systems that cannot reasonably be repaired in three (3) months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to two (2) months’ Basic Rent. Lessor will notify Lessee in writing within 30 days from the date of the damage or destruction about whether the damage is partial or total.

9.1.3 Insured Loss

“Insured Loss” means damage or destruction to improvements on the Premises that was caused by an event required to be covered by Lessor’s insurance described in Article 8, irrespective of any deductible amounts or coverage limits involved.

9.1.4 Replacement Cost

“Replacement Cost” means the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto (or to a higher standard if required by current applicable law), including demolition and debris removal and without deduction for depreciation.

9.1.5 Hazardous Substance Condition

“Hazardous Substance Condition” means the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Section 11.1.6, in, on, or under the Premises or Building, that requires repair, remediation, or restoration.

9.2 Partial Damage-Insured Loss

If a Partial Damage that is an Insured Loss occurs, then Lessor will, at Lessor’s expense, repair the damage (but not to Lessee’s trade fixtures or Lessee’s other improvements) as soon as reasonably possible, and this Lease will continue in full force and effect. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect the repair, Lessor will promptly contribute the shortage in proceeds as and when required to complete the repair. If, however, the shortage was due to the fact that, by reason of the unique nature of the Building, full-replacement cost insurance coverage was not commercially reasonable and available, Lessor will have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of the shortage and request therefor. If Lessor receives the funds or adequate assurance thereof within the 10-day period, Lessor will complete the repairs as soon as reasonably possible, and this Lease will remain in full force and effect.

If the funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (a) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease will remain in full force and effect; or (b) have this Lease terminate 30 days thereafter. Lessee will not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Lessee will be responsible to make any repairs to any of its own improvements to the Premises, including all of its trade fixtures.

9.3 Partial Damage-Uninsured Loss

If a Partial Damage that is not an Insured Loss occurs to the Building, unless caused by a negligent or willful act of Lessee (in which event Lessee will make all the repairs at Lessee’s expense), Lessor may either: (a) repair the damage as soon as reasonably possible at Lessor’s expense, in which event this Lease will continue in full force and effect; or (b) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of the damage. The termination will be effective 60 days following the date of the notice. If Lessor elects to terminate this Lease, Lessee will have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of the damage without reimbursement from Lessor. Lessee will provide Lessor with the funds or satisfactory assurance thereof within 30 days after making such commitment. In that event, this Lease will continue in full force and effect, and Lessor will proceed to make the repair as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease will terminate as of the date specified in the termination notice. To the extent that damages to the Common Areas constitute an Uninsured Loss, Lessor may elect to repair those damages and recover the uninsured portion thereof through CAM Charges. If the uninsured damage was caused by the negligence or misconduct of Lessee, Lessor will have the right to recover Lessor’s full damages from Lessee.

9.4 Total Destruction

If Total Destruction occurs, this Lease will terminate 30 days following the destruction. If the damage or destruction was caused by the negligence or misconduct of Lessee, Lessor will have the right to recover all of Lessor’s damages from Lessee, except as provided in the waiver of subrogation as set forth in Section 7.7, less any deductible, and including all Basic Rent that would otherwise have been due through the end of the Lease Term, mitigated only to the extent required by state law.

9.5 Damage near End of Lease

If at any time during the last six months of this Lease there is damage for which the cost to repair exceeds one month’s Basic Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of the damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of the damage.

9.6 Abatement of Rent; Lessee’s Remedies

9.6.1 Abatement

In the event of Partial Damage, Total Destruction, or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Basic Rent payable by Lessee for the period required for the repair, remediation, or restoration of the damage will be abated in proportion to the degree to which Lessee’s use of the Premises is impaired. All other obligations of Lessee hereunder will be performed by Lessee, and Lessor will have no liability for any such damage, destruction, remediation, repair, or restoration, except as provided in Section 9.6.2.

9.6.2 Remedies

If Lessor is obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, the repair or restoration within 90 days after the obligation accrues, Lessee may, at any time before the commencement of the repair or restoration, give written notice to Lessor of Lessee’s election to terminate this Lease on a date not less than 60 days following the giving of the notice. If Lessee gives the notice and the repair or restoration is not commenced within 30 days thereafter, this Lease will terminate as of the date specified in the notice. If the repair or restoration is commenced within 30 days, this Lease will continue in full force and effect. “Commence” means either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

9.7 Waiver of Certain Alternative Rights

To the extent allowed by law, Lessor and Lessee agree that the terms of this Lease will govern the effect of any damage to or destruction of the Premises and Property with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

9.8. No Lessor Liability

Notwithstanding any of the provision of this Article 9, Lessor shall not be liable to Lessee for any damage or loss of Lessee’s crop for any reason.

Article 10 TERMINATION OF LEASE

10.0 Keys and Surrender Condition

Upon termination of this Lease, Lessee will deliver all keys to Lessor and surrender the Premises free of mold, mildew and pest, broom clean, in good condition, ordinary wear and tear excepted. Alterations constructed by Lessee with permission from Lessor are not to be removed or restored to the original condition unless required by Lessor, as provided in Section 10.1. All repairs for which Lessee is responsible will be completed before the surrender.

10.1 Title to Lessee Improvements upon Termination

All improvements, excluding Personal Property (defined in Section 10.2) and Lessee’s trade fixtures, located on the Premises at the expiration or earlier termination of this Lease, will, at Lessor’s option, become the sole property of Lessor. Notwithstanding the foregoing, Lessor reserves the right, in its sole discretion, to require Lessee to remove some or all the improvements placed on the Premises by Lessee from the Premises upon termination of this Lease. Lessor will give Lessee at least 30 days’ advance written notice of the need to remove any improvements. Thereafter, Lessee will have the longer of 30 days after such notice is given or the last day of the Lease Term to remove the improvements that Lessor has designated for removal. Rent will continue to accrue at the holdover rate until all improvements that Lessor has designated for removal are removed.

10.2 Lessee’s Personal Property

Removable decorations, detached floor coverings, detached signs, detached blinds, detached furnishings, detached trade fixtures (does not include Growing Equipment or any other equipment or systems provided by Lessor), marijuana plants, and other personal property, and any fuel tanks placed on the Premises by Lessee (“Personal Property”) will remain the property of Lessee. At or before the termination of this Lease, Lessee, at Lessee’s expense, will remove from the Premises any and all of Lessee’s Personal Property and will repair any damage to the Premises resulting from the installation or removal of the Personal Property to Lessor’s satisfaction. Any items of Lessee’s Personal Property that remain on the Premises after the termination date of this Lease, subject to the provisions of Article 12.2.6 below, may either be: (a) retained by Lessor without any requirement to account to Lessee therefor; or (b) removed and disposed of by Lessor, without any requirement to account to Lessee therefor, with Lessor being entitled to recover all costs thereof from Lessee.

10.3 Time for Removal

The time for removal of any Personal Property or improvements made by Lessee that Lessee is required to remove from the Premises on termination will be as follows: (a) by the Expiration Date; or (b) if this Lease is terminated unexpectedly before the Expiration Date, then all removal must occur within three (3) days following the actual termination date, and Lessee must continue to pay all Rent due until such time as all of Lessee’s Personal Property and the improvements required to be removed have been properly and completely removed.

10.4 Holdover

Lessee has no holdover rights. If Lessee fails to vacate the Premises at the time required, Lessor will have the option to treat Lessee as a holdover Lessee from month to month, subject to all the provisions of this Lease except that the Basic Rent will be 150 percent of the then-current Basic Rent, or to eject Lessee from the Premises by self-help and recover damages caused by wrongful holdover. If a month-to-month holdover tenancy results, it will be terminated at the end of any monthly rental period on 30 days’ written notice from Lessor, and Lessee waives any notice that would otherwise be provided by law with respect to such tenancy.

Article 11 ENVIRONMENTAL OBLIGATIONS OF LESSEE

11.1 Definitions

As used in this Lease, the following terms are defined as follows:

11.1.1 Aboveground Storage Facility

“Aboveground Storage Facility” or “AST Facility” includes aboveground storage tanks, aboveground piping, dispensers, related underground and aboveground structures and equipment, including without limitation associated spill containment features and oil-water separators, and the surrounding area used in connection with the operation for fueling and other management of Hazardous Substances.

11.1.2 Best Management Practices

“Best Management Practices” means those environmental or operational standards: (a) implemented by a business or industry group pertinent to Lessee’s operations as a matter of common and accepted practice, (b) articulated by a trade association or professional association pertinent to Lessee’s operations, (c) developed by Lessee for use in its operations, (d) developed by pertinent state or local regulatory agencies for a business or industry group pertinent to Lessee’s operations, including, without limitation, any standards developed by the OLCC or any other agency of the State of Oregon in connection wit the production of cannabis, now in effect or as hereafter may be promulgated, or (e) developed from time to time by Lessor in cooperation with Lessee.

11.1.3 Environmental Audit

“Environmental Audit” means an environmental site assessment and compliance audit satisfying, at a minimum, the “all appropriate inquiry” requirements of the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, 42 USC § 9601(35)(B); the Oil Pollution Act, as amended, 33 USC §2703(d)(4); 40 CFR Part 312; ORS 465.255(6); ASTM E1527-13 (Standard Practice for Environmental Site Assessments:

Phase 1 Environmental Site Assessment Process); and any other compliance assessment or auditing standards, including ASTM E2107-06 (Standard Practice for Environmental Regulatory Compliance Audits), relevant and appropriate to Lessee’s use of the Premises, or the successors to any of these criteria or standards. If as a result of such an Environmental Audit, additional evaluation, testing, or analysis, or supplemental audit work is recommended, then the Environmental Audit includes the additional evaluation, testing, or analysis, or supplemental audit work scoped and performed in accordance with commercially reasonable practices.

11.1.4 Environmental Costs

“Environmental Costs” will be interpreted in the broadest sense to include, but are not necessarily limited to: (a) costs or expenses relating to any actual or claimed violation of or noncompliance with any Environmental Law; (b) all claims of third parties, including governmental agencies, for damages, response costs, or other relief; (c) the cost, expense, or loss to Lessor as a result of any injunctive relief, including preliminary or temporary injunctive relief, applicable to Lessor or the Premises; (d) all expenses of evaluation, testing, analysis, cleanup, remediation, removal, and disposal relating to Hazardous Substances, including fees of attorneys, engineers, consultants, paralegals, and experts; (e) all expenses of reporting the existence of Hazardous Substances or the violation of Environmental Laws to any agency of the State of Oregon or the United States as required by applicable Environmental Laws; (f) any and all expenses or obligations, including without limitation attorney and paralegal fees, incurred at, before, and after any trial or appeal therefrom or any administrative proceeding or appeal therefrom, whether or not taxable as costs, including without limitation attorney and paralegal fees, witness fees (expert and otherwise), deposition costs, copying, telephone and telefax charges, and other expenses; and (g) any damages, costs, fines, liabilities, and expenses that are claimed to be owed by any federal, state, or local regulating or administrative agency.

11.1.5 Environmental Laws

“Environmental Laws” will be interpreted in the broadest sense to include any and all federal, state, and local statutes, regulations, rules, and ordinances (including those of the Oregon Department of Environmental Quality (DEQ) or any successor agency) now or hereafter in effect, as they may be amended from time to time, that in any way govern materials, substances, or products and/or relate to the protection of health, safety, or the environment.

11.1.6 Hazardous Substances

“Hazardous Substances” will be interpreted in the broadest sense to include any substance, material, or product defined or designated as hazardous, toxic, radioactive, or dangerous, regulated wastes or substances, pesticides banned by any state or federal agency, or any other similar term in or under any Environmental Laws including, without limitation, those banned for use in conjunction with marijuana by the OLCC, OHA and/or Oregon Department of Agriculture. No marijuana processing using butane, propane, hexane or other dangerous/flammable solvent will be allowed on the property, except the use of 100% ethanol is permitted on the Premises if stored and handled in compliance with all applicable laws, rules and regulations and as per the maximum storage designated for each control area (Exhibit H). Lessee shall test all plants for Hazardous Substances prior to their entry into the Premises.

11.1.7 Hazardous Substance Release

“Hazardous Substance Release” includes the spilling, discharge, deposit, injection, dumping, emitting, releasing, placing, leaking, migrating, leaching, and seeping of any Hazardous Substance into the air or into or on any land, sediment, or waters, except any release in compliance with Environmental Laws and specifically authorized by a current and valid permit issued under Environmental Laws with which Lessee is in compliance at the time of the release, but not including within the exception any such release in respect of which the State of Oregon has determined that application of the State’s Hazardous Substance removal and remedial action rules might be necessary to protect public health, safety, or welfare, or the environment.

11.1.8 Natural Resources Damage

“Natural Resources Damage” is the injury to, destruction of, or loss of natural resources resulting from a Hazardous Substance Release. The measure of damage is the cost of restoring injured natural resources to their pre-Hazardous Substance Release baseline condition, compensation for the interim loss of injured natural resources pending recovery, and the reasonable cost of a damage assessment. Natural resources include land, fish, wildlife, biota, air, water, groundwater, drinking water supplies, and other such resources belonging to, managed by, held in trust by, appertaining to, or otherwise controlled by the United States, any state, an Indian tribe, or a local government.

11.2 Limited Business Use of Hazardous Substances

Only upon prior written notice to Lessor and Lessor’s consent, which may be withheld under Lessor’s sole discretion, Lessee is permitted to use, handle, and store Hazardous Substances as necessary to conduct its Permitted Uses and in quantities needed to conduct its Permitted Uses, in compliance with applicable Environmental Laws, Best Management Practices, and the provisions of this Lease. Lessor acknowledges and agrees that Lessee may use ethanol on the Premises to conduct Lessee’s business and will abide by all applicable laws, rules and regulations and as per the maximum storage designated for each control area (Exhibit H)

11.3 Hazardous Substance Storage Tanks

Lessee may not operate mobile storage tanks (including fueling trucks), Aboveground Storage Tanks (“AST”), or any AST Facility for the storage of Hazardous Substances except with the prior written consent of Lessor, which consent may be granted or denied in Lessor’s sole discretion. For the purposes of this Section 11.3, “Above ground Storage Tank” or “AST” means any tank with a capacity of greater than 55 gallons. No underground storage tanks are allowed to be installed by Lessee on the Premises.

11.3.1 Spill Prevention and Response Plan

If Lessee operates mobile storage tanks or an AST Facility, Lessee will provide to Lessor a written Spill Prevention and Response Plan (“SPAR Plan”) that addresses the measures to be followed by Lessee to prevent, control, and perform corrective actions in the event of a Hazardous Substance Release at or from the Premises. In addition to meeting all requirements of applicable law, the SPAR Plan will address the measures Lessee will take to prevent Hazardous Substances Releases and to respond immediately to any Hazardous Substance Release. A copy of the SPAR Plan will be maintained at the Premises, and a copy will be provided to Lessor within 30 days of the Effective Date of this Lease. The SPAR Plan will be revised and updated to reflect current operations of Lessee and Lessee’s representatives at the Property as necessary, but at a minimum every three (3) years. Lessor will be provided a copy of all such revisions and updates. In addition to any elements required by Environmental Laws, Lessee will address the following in its SPAR Plan, or at its option in a separate document: (a) procedures for the proper receipt, storage, and dispensing of Hazardous Substances authorized as a Permitted Use, including the maintenance, observation and monitoring, safety checks, and safe practices applicable to the Lessee AST Facility; (b) procedures for regular inspection of each AST system within the AST Facility, including but not limited to confirmation that each such system and key components, such as pumps, hoses, and fittings, are in good and safe working condition; (c) procedures for promptly, but in no case later than within 48 hours of acquiring relevant information or knowledge, notifying Lessor of any suspected or confirmed Hazardous Substance Release, and for verbal and written notification to appropriate regulatory agencies under applicable Environmental Laws required in connection therewith; (d) operating procedures for spill contingency and emergency response to Hazardous Substance Releases, including the designation of individuals responsible for directing the removal, response, and restoration actions for the releases; (e) procedures to address large Hazardous Substance Releases that on-site resources may be inadequate to manage, including but not limited to identification of an outside 24-hour emergency response contractor to handle large Hazardous Substance Releases; (f) procedures to keep Lessor timely informed during the course of Lessee’s response to a Hazardous Substance Release; (g) provision for prompt use of on-site spill response equipment designed to keep a Hazardous Substance Release from reaching other property, storm water or sanitary sewers, or area groundwater or surface waters; (h) provision for trained on-site personnel to operate any Lessee spill response equipment during filling and dispensing operations and to be available on call at all other times; (i) provision for prompt regular submission to Lessor of copies of all relevant permits, consents, approvals, reports, and other correspondence with any regulatory agencies pertaining to the AST Facility and their compliance in any material respect with Environmental Laws; and (j) provision for training of personnel to implement Lessee’s SPAR Plan and Lessee’s compliance with applicable Environmental Laws.

11.4 Soil or Waste

Lessee will not store, treat, deposit, place, or dispose of treated or contaminated soil, industry by-products, or any other form of waste on the Property or Premises, without the prior written consent of Lessor, which consent may be granted or denied in Lessor’s sole discretion.

11.5 Environmental Inspection

Lessor reserves the right to inspect for Hazardous Substances and/or Lessee’s management of Hazardous Substances on the Premises at any time, and from time to time, without notice to Lessee. If Lessor at any time during the Lease term or any extension thereof has reason to believe that Lessee is handling Hazardous Substances contrary to the requirements of this Lease, in violation of this Lease, or in any manner that may allow contamination of the Property or Premises, Lessor may, without limiting its other rights and remedies, cause to be conducted an Environmental Audit with respect to the matters of concern to Lessor. Lessee will cooperate with all such audits. If Lessor’s suspicions are confirmed by the audit, Lessee will reimburse Lessor for the full cost of the audit.

11.6 Safety

Under the terms of this Lease, Lessee must comply with all applicable state, federal (not including the Controlled Substance Act (CSA), 21 U.S.C ch. 13 §801 et. seq.), and local laws and ordinances regarding safety, including the handling of Hazardous Substances. As a part of this requirement, Lessee will maintain material safety data sheets for each and every Hazardous Substance used by Lessee, or Lessee’s agents, employees, contractors, licensees, or invitees on the Property or Premises, as required under the Hazard Communication Standard in 29 CFR Section 1910.1200, as it may be amended, re-designated, or retitled from time to time, and comparable state and local statutes and regulations, including OLCC Rules. To ensure that such information is available to Lessor in the event of a spill or other emergency, all the information will be kept current at all times, and a copy of all such materials will be kept in a place known to and easily accessible to Lessor.

11.7 Disposal of Hazardous Substances

Lessee will not dispose of any Hazardous Substance, regardless of the quantity or concentration, within the storm or sanitary sewer drains or plumbing facilities within the Premises or the Property. The disposal of Hazardous Substances will be in approved containers, and Hazardous Substances will be removed from the Property or Premises only in accordance with the law. If Lessee knows, or has reasonable cause to believe, that any Hazardous Substance Release has come to be located on or beneath the Property or Premises, Lessee must immediately give written notice of that condition to Lessor, whether or not the Hazardous Substance Release was caused by Lessee.

11.8 Lessee’s Liability

11.8.1 Hazardous Substance Releases

Except as provided in Section 11.8.3, Lessee will be responsible for any Hazardous Substance Release on the Property or Premises, on other properties, in the air, or in adjacent or nearby waterways (including groundwater) that results from or occurs in connection with Lessee’s occupancy or use of the Property or Premises.

11.8.2 Lessee’s Liability for Environmental Costs

Except as provided in Section 11.8.3, Lessee will be responsible for all Environmental Costs arising under this Lease.

11.8.3 Limitation of Lessee’s Liability

Notwithstanding anything to the contrary provided in this Lease, particularly in Section 11.9.2, Lessee will have no responsibility for any Hazardous Substances or Hazardous Substance Releases that: (a) existed on the Property or Premises before the Effective Date; (b) were caused by Lessor or the agents, employees, or contractors of Lessor; or (c) Lessee can demonstrate migrated into the Premises from a source off-Premises that was not caused by Lessee.

11.9 Environmental Remediation

11.9.1 Immediate Response

In the event of a violation of applicable Environmental Laws, a violation of an environmental provision of this Lease, a Hazardous Substance Release, or the threat of or reasonable suspicion of the same for which Lessee is responsible under this Lease, Lessee will immediately undertake and diligently pursue all acts necessary or appropriate to correct the violation or to investigate, contain, and stop the Hazardous Substance Release and remove the Hazardous Substance.

11.9.2 Remediation

Lessee will promptly undertake all actions necessary or appropriate to ensure that any Hazardous Substance Release is re-mediated and that any violation of any applicable Environmental Laws or environmental provision of this Lease is corrected. Lessee will re-mediate, at Lessee’s sole expense, any Hazardous Substance Release for which Lessee is responsible under this Lease and will restore the Premises to its baseline condition, as established in the Initial Audit (defined in Section 11.14.1). Lessee will also re mediate any Hazardous Substance Release for which it is responsible under this Lease on any other impacted property, including the Building and Property, or bodies of water. The obligations of Lessee under this Section 11.9.2 are subject to the limitations on Lessee’s liability set forth in Section 11.8.3.

11.10 Natural Resources Damages Assessment and Restoration

Lessee will promptly undertake, at Lessee’s sole expense, all actions necessary to ensure that any Natural Resources Damage associated with Lessee’s use or occupancy of the Property or Premises and the violation of Environmental Laws, the environmental provisions of this Lease, or any Hazardous Substance Release is investigated, determined, quantified, assessed, and permanently restored and compensated for, to the extent legally required by any natural resource trustee with jurisdiction over the matter.

11.10.1 Report to Lessor

Within 30 days following completion of any investigatory, containment, remediation, or removal action required by this Lease, Lessee will provide Lessor with a written report outlining, in detail, what has been done and the results thereof.

11.10.2 Lessor’s Approval Rights

Except in the case of an emergency or an agency order requiring immediate action, Lessee will give Lessor advance notice before beginning any investigatory, remediation, or removal procedures. Lessor will have the right to approve or disapprove the proposed investigatory, remediation, or removal procedures and the company or companies and individuals conducting the procedures that are required by this Lease or by applicable Environmental Laws, whether on the Property, Premises, or any affected property or water. Lessor will have the right to require Lessee to contract for and fund oversight by any governmental agency with jurisdiction over any investigatory, containment, removal, remediation, and restoration activities and to require Lessee to seek and obtain a determination of no further action or an equivalent completion-of-work statement from the governmental agency.

11.11 Notice to Lessor

Lessee will immediately notify Lessor upon becoming aware of: (a) a violation or alleged violation of any Environmental Law; (b) any leak, spill, release, or disposal of a Hazardous Substance on, under, or adjacent to the Property or Premises or threat of or reasonable suspicion of any of the same; and (c) any notice or communication to or from a governmental agency or any other person directed to Lessee or any other person relating to such Hazardous Substances on, under, or adjacent to the Property or Premises or any violation or alleged violation of, or noncompliance or alleged noncompliance with, any Environmental Laws with respect to the Property or Premises.

11.12 Certification

Not later than 30 days after receipt of written request from Lessor, Lessee will provide a written certification to Lessor, signed by Lessee, that certifies that Lessee has not received any notice from any governmental agency regarding a violation of or noncompliance with any Environmental Law; or, if such a notice was received, Lessee will explain the reason for the notice, explain what has been done to remedy the problem, and attach a copy of the notice. Lessee will also certify that Lessee has obtained and has in force all permits required under Environmental Law. Lessee will make copies of all such permits available to Lessor upon request.

11.13 Documentation of Hazardous Substances

Lessee will maintain for periodic inspection by Lessor and deliver to Lessor, at Lessor’s request, true and correct copies of the following documents (hereinafter referred to as the “Documents”) related to the handling, storage, disposal, and emission of Hazardous Substances, concurrently with the receipt from or submission to a governmental agency: permits; approvals; reports and correspondence; storage and management plans; material safety data sheets (MSDS); spill prevention control and countermeasure plans; other spill contingency and emergency response plans; documents relating to taxes for Hazardous Substances; notice of violations of any Environmental Laws; plans relating to the installation of any storage tanks to be installed in, under, or around the Property or Premises (but the installation of tanks will be permitted only after Lessor has given Lessee its written consent to do so, which consent may be withheld in Lessor’s sole discretion); and all closure plans or any other documents required by any and all federal, state, and local governmental agencies and authorities for any storage tanks or other facilities installed in, on, or under the Property or Premises.

Article 12 LESSEE DEFAULT

12.1 Events of Default

The following will constitute an “Event of Default” if not cured within the applicable cure period as set forth below:

12.1.1 Default in Rent

Failure of Lessee to pay any Rent or other charge within ten (10) days of the due date.

12.1.2 Default in Other Covenants

Failure of Lessee to comply with any term or condition or fulfill any obligation of the Lease or Rules and Regulations (other than the payment of Rent or other charges) within seven (7) days after written notice by Lessor specifying the nature of the default with reasonable particularity. If the default is of such a nature that it cannot be completely remedied within the 7- day period, Lessee will be in compliance with this provision if Lessee begins correction of the default within the 7-day period and thereafter proceeds with reasonable diligence and in good faith to effect the remedy as soon as practicable. Notwithstanding the foregoing, if Lessee violates the same provision of this Lease more than two (2) times in any given 1-year period, then the violation will constitute an immediate Event of Default for which no further notice or cure period need be granted by Lessor.

12.1.3 Insolvency

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(a)  An assignment by Lessee for the benefit of creditors;

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(b)  Filing by Lessee of a voluntary petition under the Bankruptcy Code or commencement by Lessee of receivership or any insolvency proceeding under any law;

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c) Adjudication that Lessee is bankrupt or insolvent;

(d) Appointment or designation of a receiver, trustee, custodian, turnaround officer or agent of any of the properties of Lessee;

(e) Commencement of an involuntary petition under the Bankruptcy Code, commencement of any proceeding to dissolve the Lessee or to wind up or liquidate the business or affairs of the Lessee or commencement of any other insolvency proceeding under any law against the Lessee and failure of the Lessee to secure a dismissal of the petition or proceeding within 15 days after the commencement date;

(f)Attachment of or the levying of execution on the leasehold interest and failure of the Lessee to secure discharge of the attachment or release of the levy of execution within 15 days;

(g) The Lessee files or delivers to Secretary of State articles of dissolution or an application to withdraw from transacting business or a court enters a judgment of dissolution that directs the winding up and liquidation of the Lessee’s business and affairs.

(h) The Lessee abandons the Premises or ceases to operate the Lessee’s business as permitted under Section 2.2.

(i) The Lessee adopts a resolution that authorizes the dissolution or winding up of the Lessee’s business or affairs or that otherwise authorizes any of the actions in 12.1.3(a) through (h).

(j)If Lessee files a voluntary petition for relief under the Bankruptcy Code, Lessee unconditionally and irrevocably agrees that Lessor shall be entitled, and Lessee unconditionally consents, to relief from the automatic stay so as to allow Lessor to exercise its rights and remedies under this Lease, the Building or the Premises. In such event, Lessee hereby agrees it shall not, in any manner, oppose or otherwise delay any motion filed by Lessor for relief from the automatic stay. Lessor’s enforcement of the rights granted herein for relief from the automatic stay is subject to the approval of the bankruptcy court in which the case is then pending.

12.2 Remedies on Default

If an Event of Default occurs, Lessor, at Lessor’s sole option, may restrict Lessee’s access to the Premises and terminate this Lease by notice, in writing, in accordance with Section 17.9. The notice may be given before or within any of the above-referenced cure periods or grace periods for default and may be included in a notice of failure of compliance, but the termination will be effective only on the expiration of the above-referenced cure periods or grace periods. If the Premises is abandoned by Lessee in connection with any other default, termination may be automatic and without notice, at Lessor’s sole option.

Whether or not Lessor terminates the Lease, Lessor may retake possession of the Premises and any re-let or use of the Premises by Lessor shall not be deemed a surrender or waiver of Lessor’s right to damages. If Lessor retakes possession of the Premises, whether through self-help or otherwise, Lessor’s mitigation efforts shall be deemed sufficient if Lessor follows commercially reasonable procedures and otherwise complies with Oregon Law.

12.2.1 Termination and Damages

If this Lease is terminated, Lessor will be entitled to recover promptly, without waiting until the due date, any past due Rent together with future Rent that would otherwise become due and owing up to and through the date fixed for expiration of the Lease Term; any damages suffered by Lessor as a result of the Event of Default, including without limitation all obligations of Lessee; and the reasonable costs of reentry and re-letting the Premises, including without limitation, the cost of any cleanup, refurbishing, removal of Lessee’s Personal Property including fixtures and any storage costs, or any other expense occasioned by Lessee’s failure to quit the Premises upon termination and to leave them in the condition required at the expiration of this Lease, any remodeling costs, attorney fees, court costs, broker commissions, and advertising costs. Except as required by Oregon law, Lessor will have no obligation to mitigate damages at the time of termination.

12.2.2 Reentry after Termination

If the Lease is terminated or abandoned for any reason, Lessee’s liability for damages will survive the termination, and the rights and obligations of the Parties will be as follows:

(a) Lessee will vacate the Premises immediately; remove any Personal Property of Lessee, including any fixtures that Lessee is required to remove at the end of the Lease Term; perform any cleanup, alterations, or other work necessary to leave the Premises in the condition required at the end of the term; and deliver all keys to Lessor.

(b) Lessor may reenter, take possession of the Premises, and remove any persons or Personal Property by legal action or by self-help with the use of reasonable force and without liability for damages. Lessee’s Personal Property found in the Premises shall be deemed abandoned and owned by Lessor, who may dispose of it as Lessor sees fit.

12.2.3 Re-letting

Following termination, reentry, or abandonment, Lessor may re-let the Premises and in that connection may:

(a) Make any suitable alterations, refurbish the Premises, or both, or change the character or use of the Premises, but Lessor will not be required to re-let for any use or purpose (other than that specified in the Lease) that Lessor may reasonably consider injurious to the Premises, or to any tenant that Lessor may reasonably consider objectionable.

(b) Re-let all or part of the Premises, alone or in conjunction with other properties, for a term longer or shorter than the term of this Lease, on any reasonable terms and conditions, including the granting of some rent-free occupancy or other rent concession.

12.2.4 Right to Sue More Than Once

In an Event of Default, Lessor may elect to continue this Lease and to sue periodically to recover damages, and no action for damages will bar a later action for damages subsequently accruing.

12.2.5 Equitable Relief

Lessor may seek injunctive relief or an order of specific performance from any court of competent jurisdiction requiring that Lessee perform its obligations under this Lease.

12.2.6 Grant of Security Interest in Business

Pursuant to OLCC Rules 845-025-1260 and 845-025-1275, Lessee grants Lessor a limited security interest in its business as set forth in the attached Exhibit E. If Lessor retakes possession of the Premises either through the provisions of Article 12 or after the end of the Initial Lease Term or Extension Period and discovers marijuana plants and /or marijuana products within the Premises, Lessor shall be deemed a secured party for purposes of complying with the OLCC Rules to sell or otherwise dispose of the marijuana plants in accordance with OLCC Rules.

If Lessee is operating pursuant to a registration with the OHA, OHA rules and regulations shall apply in connection with disposal of the marijuana.

12.2.7. Federal Government Intervention

In the event Lessor receives a cease and desist letter from the U.S. Government concerning the operation of marijuana businesses in the Building or Premises, the Lease shall terminate on the date stated in the letter to cease operations. In the event that Lessor receives a cease and desist letter from the U.S. government concerning the operation of its business, Lessor shall notify Lessee immediately and provide Lessee a copy of the letter. Lessor shall not be liable to Lessee for any damages in connection with the termination of the Lease. In the event that Lessee receives a cease and desist letter from the U.S. government concerning the operation of its business, Lessee shall notify Lessor immediately and provide Lessor a copy of the letter. The Lease shall terminate on the date the U.S. Government provides to cease operations. Neither Lessor nor Lessee shall be liable to the other party for any damages in connection with the termination of the Lease. Nothing in this Section 12.2.7 shall limit Lessor’s remedies in rights in the other provisions of Section 12.

12.3 No Waiver of Default

No failure by Lessor to insist on the strict performance of any agreement, term, covenant, or condition of this Lease or to exercise any right or remedy consequent upon a breach, and no acceptance of partial Rent during the continuance of any breach, will constitute a waiver of the breach or of the agreement, term, covenant, or condition.

No agreement, term, covenant, or condition to be performed or complied with by Lessee, and no breach by Lessee, will be waived, altered, or modified except by a written instrument executed by Lessor. No waiver of any breach will affect or alter this Lease, but each and every agreement, term, covenant, and condition of this Lease will continue in full force and effect with respect to any other then-existing or subsequent breach.

12.4 Remedies Cumulative and Nonexclusive

Each right and remedy of Lessor contained in this Lease will be cumulative and will be in addition to every other right or remedy in this Lease, or existing at law or in equity, including without limitation suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Lessor of any such rights or remedies will not preclude the simultaneous or later exercise by Lessor of any other such rights or remedies. All such rights and remedies are nonexclusive.

12.5 Curing Lessee’s Default

If Lessee fails to perform any of Lessee’s obligations under this Lease, Lessor, without waiving the failure, may (but will not be obligated to) perform the same for the account of and at the expense of Lessee (using Lessee’s Security Deposit, Electricity Deposit or Lessor’s own funds, when required), after the expiration of the applicable cure period set forth in Section 12.1.2, or sooner in the case of an emergency. Lessor will not be liable to Lessee for any claim for damages resulting from such action by Lessor. Lessee agrees to reimburse Lessor, on demand, for any amounts Lessor spends in curing Lessee’s Default, including its attorney fees. Any sums to be so reimbursed will bear interest at the Delinquency Rate.

12.6 Administrative Costs

If Lessor gives Lessee one written notice of a violation of a specific provision of this Lease, and Lessee violates the same provision again during the subsequent 12-month period, then in addition to all other rights and remedies set forth herein, Lessee agrees to reimburse Lessor for Lessor’s administrative costs incurred in connection with any such subsequent violation. Failure by Lessee to pay the costs will be deemed an immediate Event of Default subject to all remedies set forth in this Article 12.

Article 13 LESSOR DEFAULT

13.1 Breach by Lessor

13.1.1 Notice of Breach

Lessor will not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Section 13.1.1, a reasonable time will in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address have been furnished to Lessee in writing for such purpose, of written notice specifying what obligation of Lessor has not been performed; however, a Lessor event of default will not occur if Lessor’s performance is commenced within the 30-day period and thereafter diligently pursued to completion.

13.1.2 No Self-Help

In the event that neither Lessor nor any Lender of Lessor cures any breach within the applicable cure period, Lessee will be entitled to seek any of the remedies provided in Section 13.1.3 but will not be entitled to take self-help action.

13.1.3 Remedies in the Event of a Lessor Default

If an uncured event of default is committed by Lessor, Lessee will be entitled to any remedies available at law or in equity for breach of lease; however, damages will be limited to actual damages, excluding consequential and punitive damages, and damages will also be limited to Lessor’s interest in the Property and will be subordinate to the rights of Lessor’s lenders.

Article 14 INDEMNITIES AND REIMBURSEMENT

14.1 General Indemnity

Lessee agrees to defend (using legal counsel reasonably acceptable to Lessor, taking into account insurance defense requirements), indemnify, and hold harmless Lessor from and against any and all actual or alleged claims, damages, expenses, costs, fees (including but not limited to attorney, accountant, paralegal, expert, and escrow fees), fines, liabilities, losses, penalties, proceedings, and/or suits (collectively “Costs”) that may be imposed on or claimed against Lessor, in whole or in part, directly or indirectly, arising from or in any way connected with (a) any act, omission, or negligence by Lessee or its partners, officers, directors, members, managers, agents, employees, invitees, or contractors; (b) any use, occupation, management, or control of the Premises or Property by Lessee, whether or not due to Lessee’s own act or omission; (c) any condition created in or about the Premises or Property by Lessee, including any accident, injury, or damage occurring on or about the Premises or Property during this Lease as a result of Lessee’s use thereof; (d) any breach, violation, or nonperformance of any of Lessee’s obligations under this Lease; or (e) any damage caused on or to the Premises or Property by Lessee’s use or occupancy thereof. As used throughout Article 14, “Lessee” includes all of Lessee’s partners, officers, directors, members, managers, agents, employees, invitees, and contractors.

14.2 Environmental Indemnity

Without in any way limiting the generality of the foregoing General Indemnity set forth in Section 14.1, Lessee will be solely responsible for and agrees to defend (using legal counsel reasonably acceptable to Lessor, taking into account insurance defense requirements), indemnify, and hold harmless Lessor from and against all Environmental Costs claimed against or assessed against Lessor arising, in whole or in part, directly or indirectly, from acts or omissions of Lessee on or about the Premises or Property. Notwithstanding the foregoing, Lessee will not be responsible for, and does not indemnify Lessor for, any actions of Lessor or any other tenant that cause environmental damage or a violation of any Environmental Law on the Premises or Property.

14.3 Reimbursement for Damages

Lessee will fully compensate Lessor for harm to Lessor’s real or personal property caused by the acts or omissions of Lessee. This compensation will include reimbursement to Lessor for any diminution in value of or lost revenue from the Premises or other areas of the Property or adjacent or nearby property caused by a Hazardous Substance Release, including damages for loss of, or restriction on use of, rentable or usable property or of any amenity of the Premises or Property, including without limitation damages arising from any adverse impact on the leasing or sale of the Premises or Property as a result thereof.

14.4 Survival

This Article 14 will survive the termination of this Lease with respect to all matters arising or occurring before surrender of the Premises by Lessee.

14.5 Scope of Indemnity

For purpose of this Article 14, references to “Lessor” are deemed to include its respective officers, directors, employees, agents, invitees, and contractors.

Article 15 ASSIGNMENT AND ESTOPPELS

15.1 Consent Required

This Lease will not be assigned, subleased, or otherwise transferred except with the written consent of Lessor, which consent may be granted or denied in Lessor’s sole discretion. Any transfer of an ownership interest in Lessee of 51% or more will be deemed an assignment subject to this Section 15.1.

15.2 Estoppel Certificate

Each Party agrees to execute and deliver to the other, at any time and within 20 days after written request, a statement certifying, among other things: (a) that this Lease is unmodified and is in full force and effect (or if there have been modifications, stating the modifications); (b) the dates to which Rent has been paid; (c) whether the other Party is in default in performance of any of its obligations under this Lease and, if so, specifying the nature of each such default; and (d) whether any event has occurred that, with the giving of notice, the passage of time, or both, would constitute a default and, if so, specifying the nature of each such event. Each Party will also include any other information concerning this Lease as is reasonably requested. The Parties agree that any statement delivered under this Section 15.2 will be deemed a representation and warranty by the Party providing the estoppel that may be relied on by the other Party and by its potential or actual purchasers and lenders, regardless of independent investigation. If either Party fails to provide the statement within 20 days after the written request therefor, and does not request a reasonable extension of time, then that Party will be deemed to have given the statement as presented and will be deemed to have admitted the accuracy of any information contained in the request for the statement. A form of estoppel that has already been agreed to by both Parties is attached hereto as Exhibit D.

Article 16 CONDEMNATION

If the Premises or any interest therein is taken as a result of the exercise of the right of eminent domain or under threat thereof (a “Taking”), this Lease will terminate with regard to the portion that is taken. If either Lessee or Lessor determines that the portion of the Property or Premises taken does not feasibly permit the continuation of the operation of the facility by either the Lessee or Lessor, this Lease will terminate. The termination will be effective as of the date of the Taking. Any condemnation award relating to the Property or Premises will be the property of Lessor. Lessee will not be entitled to any proceeds of any such award, except Lessee will be entitled to any compensation attributed by the condemning authority to Lessee’s relocation expense, trade fixtures, or loss of business.

Article 17 GENERAL PROVISIONS

17.1 Covenants, Conditions, and Restrictions

This Lease is subject and subordinate to the effect of any covenants, conditions, restrictions, easements, loans, mortgages, deeds of trust, ground leases, rights of way, and any other matters of record now or hereafter imposed on the Property and to any applicable land use or zoning laws or regulations. Lessee will, upon request of Lessor, execute and deliver agreements of subordination in the form reasonably requested by Lessor and described in Section 17.23.

17.2 Non-waiver

Waiver by either Party of strict performance of any provision of this Lease will not be a waiver of or prejudice the Party’s right to require strict performance of the same provision in the future or of any other provision.

17.3 Attorney Fees

If any suit, action, matter or other proceeding (including any contested matter or adversary proceeding under the U.S. Bankruptcy Code and/or Federal Rules of Bankruptcy Procedure) is instituted in connection with any controversy arising out of this Lease or to interpret or enforce any rights or obligations hereunder, the prevailing Party will be entitled to recover attorney, paralegal, accountant, and other expert fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith, as determined by the court or body at trial or on any appeal or review, in addition to all other amounts provided by law. Payment of all such fees also applies to any administrative proceeding, petition for review, trial, and appeal. In addition, the Lessor will be entitled to recover from the Lessee all costs of collection of the Lessor (including but not limited attorney, paralegal, bookkeeper and accountant fees, out-of-pocket expenses, administrative costs and record keeping costs). Whenever this Lease requires one Party to defend the other Party, the defense will be by legal counsel acceptable to the Party to be defended, understanding that claims are often covered by insurance with the insurance carrier designating the defense counsel.

17.4 Time of Essence

Time is of the essence in the performance of all covenants and conditions to be kept and performed under the terms of this Lease.

17.5 No Warranties or Guarantees

Lessor makes no warranty, guarantee, or averment of any nature whatsoever concerning the physical condition of the Premises or Property, or suitability of the Premises or Property for Lessee’s use. Lessor will not be responsible for any loss, damage, or costs that may be incurred by Lessee by reason of any such condition.

17.6 No Implied Warranty

In no event will any approval, consent, acquiescence, or authorization by Lessor be deemed a warranty, representation, or covenant by Lessor that the matter approved, consented to, acquiesced in, or authorized is appropriate, suitable, practical, safe, or in compliance with any applicable law or this Lease. Lessee will be solely responsible for such matters, and Lessor will have no liability therefor.

17.7 Construction

In construing this Lease, all headings and titles are for the convenience of the Parties only and are not considered a part of this Lease. Whenever required by the context, the singular includes the plural and vice versa.

17.8 Lessor Consent or Action

If this Lease is silent on the standard for any consent, approval, determination, or similar discretionary action, the standard is the sole discretion of Lessor, rather than any standard of implied good faith or reasonableness. If Lessee requests Lessor’s consent or approval under any provision of the Lease and Lessor fails or refuses to give the consent or approval, Lessee will not be entitled to any damages as a result of the failure or refusal, whether or not unreasonable. If Lessor has expressly agreed, in writing, not to act unreasonably in withholding its consent or may not unreasonably withhold its consent as a matter of law, and Lessor has, in fact, acted unreasonably in either of those instances, Lessee’s sole remedy will be an action for specific performance or injunction.

17.9 Notices

All notices required under this Lease will be deemed to be properly served when actually received or on the third Business Day (defined in Section 17.17) after mailing, if sent by certified mail, return receipt requested, to the last address previously furnished by the Parties hereto in accordance with the requirements of this Section 17.9 or after electronically mailing. Until hereafter changed by the Parties by notice in writing, sent in accordance with this Section 17.9, notices must be sent to the following addresses:

If to Lessor: W.I.P.P.LLC

Attention: Richard Plainfield (Representative)

If to Lessee:

Lessee Business Name: This Budz For You Farms LLC Lessee

Signatory: _______________

Name: Daniel A. Goldin

Email: __________________

Secondary Email: ________________

Lessee's Attorney's Email: _______________

The addresses to which notices are to be delivered may be changed by giving notice of the change in address in accordance with this Notice provision. Lessor may provide notice by electronic mail, but Lessee must provide notice by certified mail.

17.10 Governing Law

This Lease is governed by and will be construed according to the laws of the State of Oregon, without regard to its choice-of-law provisions. Any action or suit to enforce or construe any provision of this Lease by either Party will be brought in the Circuit Court of the State of Oregon for Washington County.

17.11 Survival

Any covenant or condition (including, but not limited to, environmental obligations and all indemnification agreements) set forth in this Lease, the full performance of which is not specifically required before the expiration or earlier termination of this Lease, and any covenant or condition that by its terms is to survive, will survive the expiration or earlier termination of this Lease and will remain fully enforceable thereafter.

17.12 Partial Invalidity

If any provision of this Lease is held to be unenforceable or invalid, it will be adjusted rather than voided, if possible, to achieve the intent of the Parties to the extent possible. In any event, all the other provisions of this Lease will be deemed valid and enforceable to the fullest extent.

17.13 Modification

This Lease may not be modified except by a writing signed by the Parties.

17.14 Successors

The rights, liabilities, and remedies provided in this Lease will extend to the heirs, legal representatives, and, as far as the terms of this Lease permit, successors and assigns of the Parties. The words “Lessor,” “Lessee,” and their accompanying verbs or pronouns, whenever used in the Lease, apply equally to all persons, firms, or corporations that may be or become parties to this Lease.

17.15 Limitation on Liability

The obligations under this Lease do not constitute any personal obligation of Lessor or any of its owners, members, partners, shareholders, officers, directors, or employees, and Lessee has no recourse against any of them. Lessor’s liability under this Lease is strictly limited to whatever interest it holds in the Premises, subject to and subordinate to any rights of the lenders or secured creditors of Lessor.

17.16 No Light or View Easement

The reduction or elimination of Lessee’s light or view will not affect Lessee’s obligations under this Lease, nor will it create any liability of Lessor to Lessee.

17.17 Calculation of Time

Unless referred to in this Lease as Business Days, all periods of time referred to in this Lease include Saturdays, Sundays, and Legal Holidays. However, if the last day of any period falls on a Saturday, Sunday, or Legal Holiday, then the period extends to include the next day that is not a Saturday, Sunday, or Legal Holiday. “Legal Holiday” means any holiday observed by the federal government. “Business Day” means any day Monday through Friday, excluding Legal Holidays.

17.18 Exhibits Incorporated by Reference

All exhibits attached to this Lease are incorporated by reference herein.

17.19 Brokers

Lessor will not pay any broker fees.

17.20 Interpretation of Lease; Status of Parties

This Lease is the result of arms-length negotiations between Lessor and Lessee and will not be construed against Lessor by reason of its preparation of this Lease document. Nothing contained in this Lease will be deemed or construed as creating the relationship of principal and agent, partners, joint venturers, or any other similar relationship, between the Parties hereto.

17.21 No Recordation of Lease

This Lease will not be recorded.

17.22 Force Majeure

The time for performance of any of Lessee’s or Lessor’s obligations hereunder will be extended for a period equal to any hindrance, delay, or suspension in the performance of that Party’s obligations, beyond the Party’s reasonable control and directly impacting the Party’s ability to perform, caused by any of the following events: unusually severe acts of nature, including floods, earthquakes, hurricanes, and other extraordinary weather conditions; civil riots, war, terrorism, or invasion; any delay occurring in receiving approvals or consents from any governmental authority, including DEQ or other agency review of environmental reports (as long as an application for the approval or consent was timely filed and thereafter diligently pursued); major fire or other major unforeseen casualty; labor strike that precludes the Party’s performance of the work in progress; or extraordinary and unanticipated shortages of materials (each a “Force Majeure Event”). Lack of funds or willful or negligent acts of a Party will not constitute a Force Majeure Event. Further, it will be a condition to any extension of the time for a Party’s performance hereunder that the Party notify the other Party within five Business Days following the occurrence of the Force Majeure Event and diligently pursue the delayed performance as soon as is reasonably possible.

17.23 Subordination

This Lease is subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed on the Property, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any Security Devices (in this Lease together referred to as “Lenders”) have no liability or obligation to perform any of the obligations of Lessor under this Lease.

17.24 Attornment

If Lessor transfers title to the Property, or the Property is acquired by another upon the foreclosure or termination of any security interest to which this Lease is subordinated, (a) Lessee will, subject to the non-disturbance provisions of Section 17.25, attorn to the new owner and, on request, enter into a new lease containing all the terms and provisions of this Lease, with the new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and the new owner; and (b) Lessor will thereafter be relieved of any further obligations hereunder and the new owner will assume all of Lessor’s obligations, except that the new owner will not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring before acquisition of ownership; (ii) be subject to any offsets or defenses that Lessee might have against any prior lessor; (iii) be bound by prepayment of more than one month’s rent, or (iv) be liable for the return of any security deposit paid to any prior lessor.

17.25 Non-disturbance

With respect to any loan agreement or other security agreement entered into by Lessor after the execution of this Lease (a “Subsequent Loan”), Lessee’s subordination of this Lease will be subject to Lessee’s receipt of a commercially reasonable non-disturbance agreement (a “Non- disturbance Agreement”) from the lender of the Subsequent Loan that provides that Lessee’s possession of the Premises, including any options to extend the term hereof, will not be disturbed as long as Lessee is not in default of this lease and attorns to the record owner of the Premises.

17.26 Capacity to Execute; Mutual Representations

Lessor and Lessee each warrant and represent to one another that this Lease constitutes a legal, valid, and binding obligation of that Party. Without limiting the generality of the foregoing, each Party represents that its governing board has authorized the execution, delivery, and performance of this Lease by it. The individuals executing this Lease each warrant that they have full authority to execute this Lease on behalf of the entity for whom they purport to be acting.

17.27 Entire Agreement

This Lease, together with all exhibits attached hereto and by this reference incorporated herein, constitutes the entire agreement between Lessor and Lessee with respect to the leasing of the Premises.

17.28 Counterparts

This Lease may be executed in one or more counterparts.

17.29. No Joint Venture or Partnership

Nothing in this Lease creates a partnership or joint venture between Lessor and Lessee. Except as expressly provided by the terms of this Lease, nothing in this Lease shall be construed to limit the Lessor’s right to maintain and operate the Building and Premises in its sole discretion.

17.30 Personal Guaranty

The personal guaranty agreement is attached as Exhibit G. Guarantor shall promptly notify Lessor of any change of address from the address provided in Exhibit G. Every "license holder" as defined in OAR 845-025-1015 and / or owner and /or every partner and / or shareholder must sign a personal guaranty. This requirement applies to any new "license holders" or new partners or shareholders that Lessee may add during the Lease Term. A violation of this Section shall be considered an Event of Default as defined in Section 12.1 above.

IN WITNESS WHEREOF, the Parties have executed this Lease to be effective as of the Effective Date.

________________________________________________

EXHIBIT A

[Legal Description of the Property]

EXHIBIT B

[Description of the Building]

EXHIBIT C

[Description of Premises]

EXHIBIT D

[Form of Estoppel Certificate]

EXHIBIT E

[Limited Security Agreement]

EXHIBIT F

[Rules and Regulations]

EXHIBIT G

[Personal Guaranty]

EXHIBIT H

[Control Areas]

EXHIBIT I

[Lessor-Provided Efficiency Rate Disclosure]

Exhibit A

The following described property in Section 1, Township 1 South, Range 2 West, of the Willamette Meridian, in the City of Hillsboro, County of Washington and State of Oregon:

Beginning at the most Southerly Southeast corner of that tract of land conveyed to the Hillsboro Industrial Development Corporation, by Deed recorded in Book 393 Page 699, Washington County, Oregon Deed Records, a point on the Northerly line of the Southern Pacific Company's right of way and running thence along the East line of said Corporation Tract, North 00 degrees 30' East 136.01 feet and North 00 degrees 21' West 264.9 feet to the re-entrant corner on said East line; thence North 88 degrees 58' West 519.98 feet; thence South 01 degrees 14' East 53.1 3 feet; thence on a 426.26 foot radius curve right (the long chord of which bears South 39 degrees 38' 10” West 557.84 feet) 608.11 feet to a point on the Northerly line of the Southern Pacific Company's right of way; thence along said Northerly line on a 2834.82 foot radius curve concave to North (the long chord of which bears North 85 degrees 03' 18” East 846.89 feet) 850.07 feet to the point of beginning The Real Property or its address is commonly known as 630 SW Walnut Street, Hillsboro, OR 97123. The Real Property tax identification number is R399465.

WALNUT INDUSTRIAL PARK - Exhibit B
Description of Building

405'-5"
95'-8"
309'-10"
32'-0"
144'-3"
352'-0"
528'-3"
448'-7"
79'-8"
47'-10"
44'-8"
18'-0"
78'-6"
264'-3"
152
150
163
161
159
157
158
155
Common Loading Docks
90
OFFICE
290
OFFICE
146
147
Common Area
Common Area
142
135 - 136
133
Common Hallway
128
127
126
125
MEN
WOMEN
Common Hallway
108
106
104
109
110
111
72
272
OFFICE
138
132
131
141
Common Hallway
Common Hallway
Common Hallway
140
129
122
121
112
114
115
118
119
116
62
LUNCH ROOM
MEN
WOMEN
60
68
OFFICE
I/S DEPARTMENT
Common Area
COMPUTER ROOM
67
MAIN ENTRANCE
CONFERENCE ROOM
NOTE:
ALL DIMENSIONS AND AREA VALUES ARE APPROXIMATE.
262
269
267
STOR.
STOR.
OFFICE
STORAGE
OFFICE
OFFICE
STORAGE
UPSTAIRS MAIN OFFICES
260
SCALE 1"=30'-0"
ON 22x34 ANSI D SIZE PAPER

WALNUT Industrial Park
630 SW Walnut
Hillsboro, OR 97123

WALNUT INDUSTRIAL PARK - Exhibit C

Description of Premises

405'–5"
95'–8"
309'–10"
152
150
163
159,161
157
158
155
Common Loading Docks
90
290
146
147
Common Area
Common Area
142
135 - 136
141
137
133
140
139
129
128
126
122
108
106
104
Common Hallway
109
110
111
72
272
Common Hallway
112
113
114
115
120
118
116
62
60
68
67
65
LUNCH ROOM
OFFICE
RECEPTION
NOTE:
ALL DIMENSIONS AND AREA VALUES ARE APPROXIMATE.
32'–0"
144'–3"
352'–0"
448'–7"
528'–3"
79'–8"
47'–10"
44'–8"
18'–0"
78'–6"
264'–3"

269
267
262
260
265
STORAGE
TRAINING ROOM
UPSTAIRS MAIN OFFICES
LEGACY ROOM

WALNUT Industrial Park
630 SW Walnut
Hillsboro, OR 97123

SCALE 1"=30'–0"
ON 22x34 ANSI D SIZE PAPER

EXHIBIT D

ESTOPPEL CERTIFICATE

The undersigned Lessee who is currently in possession of Suite 106-110 located within the Walnut Industrial Park located at 630 SW Walnut Street, Hillsboro, Oregon in Washington County, (the “Property”), hereby acknowledges receipt of notice that its Lessor, W.I.P.P, LLC (the “Lessor”), is about to sell, convey, or refinance the Property to/with _______________________ (“Buyer”).

The undersigned hereby represents and warrants to and covenants with Buyer and any transferee of its interest in the Property that:

1. The undersigned is now in possession of Suite 106 & 110 under a written Lease, a complete and up to date copy of which, together with all amendments, supplements, extensions and assignments, is attached hereto as Exhibit “A” (the “Lease”). There are no other agreements between the undersigned and Lessor with respect to the Suite or Property.

2. The undersigned is currently paying rent in the amount of $10,950.00 per month under the Lease and is not in default in the payment thereof. No rent or other sum payable to Lessor under the Lease has been paid for more than one (1) month in advance. The undersigned has paid a lease or security deposit in the sum of $$65,700.00 and an electricity deposit in the sum of $500.00. No other deposits or other payments under the Lease have been made by the undersigned or on its behalf.

3. The leased Suite consists of aproximatly 8,400 square feet at the Property.

4. The Lease is in full force and effect. The term of the Lease commenced on or about December 20th, 2018 and expires on December 31st, 2023. The next payment of rent is due on December 20th, 2018.

5. The undersigned has accepted the Suite 106 &110 and has no claim, defense, setoff or counterclaim against the Lessor under the Lease or otherwise.

6. The undersigned has received no notice of any assignment of the Lease to any person other than Buyer.

7. The undersigned is not in default in the performance of any of its obligations under the Lease and has not committed any breach of the Lease. The undersigned has received no notice of any default or claimed default under the Lease. 8. The undersigned acknowledges that Buyer is relying upon the truth and accuracy of the statement in purchasing/refinancing the Property from Lessor.

Lessee: This Budz For You Farms LLC

Signature:

Its: President

12/17/18

Date :

EXHIBIT E

LIMITED SECURITY AGREEMENT

This Limited Security Agreement dated December 20th, 2018 is entered into between This Budz For You Farms LLC (“Lessee”) and W.I.P.P., LLC (“Lessor”) in connection with the Lease dated December 20th, 2018 (“Lease”) between the parties.

RECITALS

A. The parties have entered into a Lease dated December 20th, 2018, whereby Lessor has agreed to lease certain space to Lessee for the operation of a marijuana business licensed by the Oregon Liquor Control Commission (“OLCC”).

B. In connection with that Lease, Lessee has agreed to grant a security interest in its business so that Lessor may dispose of any marijuna left in the leased premises after Lessor retakes possession after Lessee defaults on the Lease or in some other manner.

C. Capitalized terms shall have the same meaning as defined in the Lease.

AGREEMENT

NOW, THEREFORE, in light of the above recitals and the mutual exchange of valuable consideration, the adequacy of which is acknowledged, the Parties hereby agree as follows:

Grant of Security Interest in Business
Lessee grants Lessor a limited security interest in its business, including but not limited to, Lessee’s marijuana crop or other marijuana products, and Lessor shall be deemed a secured party as defined in ORS 79.0102. Upon Lessee’s default or Lessor retaking possession after the end of the Lease Term, and marijuana plants or other marijuana products remain in the leased Building, the security interest shall be deemed perfected and Lessor may continue to operate Lessee’s business for the purposes of disposing of the marijuana or marijuana products pursuant to OLCC Rules 845-025-1260 and 845-025-1275 (“OLCC Rules”). The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding, and selling of the marijuana or marijuana products, shall be applied as a credit against the indebtedness secured by the security interest granted here. Any surplus shall be paid to Lessee or as otherwise required by law; the Lessee shall pay any deficiencies forthwith. Lessee agrees to cooperate with Lessor in all ways to assist Lessor in complying with the requirements of the OLCC Rules and Oregon laws.

EXHIBIT F

WALNUT INDUSTRIAL PARK RULES AND REGULATIONS

The following Rules and Regulations govern the operations in and about Walnut Industrial Park and may updated and amended from time to time. The most current OLCC Rules will always govern the lease and supersede anything to contrary that may be set forth on Exhibit F. The Rules and Regulations are fully incorporated by reference into the Lease, and capitalized terms have the same meaning herein.

I. GENERAL

1. The Premises is to be used by Tenant solely for lawful purposes in accordance with these Rules and Regulations and the other terms and conditions of the Lease. All capitalized terms used in this Policies and Procedures but not defined herein shall have the meanings given to them in the Lease.

2. Tenant Access - Tenant shall at all times comply with the OLCC Rules governing access to licensed marijuana facilities. Only Tenant and its employees may have access to the Property, Building or Premises. Tenant shall not allow any other persons on the Property, Building or Premises.

3. Tenant acknowledges that the security and access provisions employed by Landlord or an independent contractor on behalf of Landlord shall not be construed as Landlord’s acceptance of responsibility or liability or the security of persons or property within the Building or the Premises. Landlord does not guaranty the security of Tenant’s property or Equipment. Landlord shall have the right to access the Premises at all times in order to install or maintain infrastructure systems to support the Building and the Building systems.

4. Tenant shall provide Landlord with the names of all employees who will be working the Premises and these employees will be issued a Permanent Photo ID Access Card (“Access Card”). Landlord will charge no fee for the original issuance of a Permanent Photo ID Access Card. All issued identification must be worn at all times while in the Building. Access Cards (Permanent or Temporary) may be used only by the individual to whom it has been issued for obtaining access to the Building and the Premises. Access Cards may not be loaned or exchanged between individuals for any reason. Abuse or misuse of Access Cards may result in removal from the Building and denial of future access. At no time shall Tenant or its employees grant access to the Building or the Premises to anyone.

5. Tenant shall cooperate in maintaining the security of the Building and the Premises by restricting access to authorized personnel and complying with all security policies of Landlord.

Tenant shall not obstruct corridors, halls, stairways, sidewalks, building entrance ramps, or site driveways at any time. Corridors, halls, stairways, sidewalks, building entrance ramps and site driveways shall be used for egress and ingress only. There shall be no congregating in hallways. Parking - Only Tenant may access the Building parking facility or parking areas. Parking is unreserved and permitted on a first come, first served basis while conducting business in the Building only. Tenant and its employees shall not authorize any unauthorized persons to have access to the parking area. Tenant shall park in the designated parking spaces or areas, if any. Any vehicles parked outside the designated areas will be subject to removal from parking area at owner’s expense.

6. The following items are banned from the Building, and Tenant agrees not to bring these items into the Building or the Premises: controlled substances (not including marijuana), explosives, flammable liquids, gases or chemicals, tape recorders, chemical agents, weapons of any kind, wet cell batteries and all similar equipment and materials. Tenant may take photographs within the Building, but only within Tenant Premises and Common Areas. There is no smoking permitted in the Building. There is also no smoking permitted in front of the Building front entrance. There will be a designated smoking area. No food or drink will be allowed in the Premises.

7. Landlord may, in Landlord’s sole discretion and at Landlord’s expense, change the configuration of the Building. Landlord and Tenant shall cooperate in good faith to minimize any disruption in Tenant’s operations that might be caused by such changes in the configuration of the Building.

8. Shipping and receiving - Landlord shall receive and store shipments addressed to Tenant, for shipments that arrive during normal business hours (8:00 a.m. through 5:00 p.m. Monday through Friday, federal and Oregon state holidays excluded), provided that such shipments arrive in good condition and in a form that can stored in Landlord’s storage facility. Landlord may reasonably reject any shipment that is not in good condition or otherwise cannot be stored in Landlord’s storage facility, in Landlord’s reasonable discretion. Tenant may, at Tenant’ sole option, receive any shipments directly, and Landlord shall have no liability to Tenant for any such shipments directly received.

9. No Landlord Equipment, including Growing Equipment, or any Equipment from outside the Tenant’s Premises will be permitted to be removed from the Building.

10.Tenant shall not inscribe, paint or affix advertisements, identifying signs or other notices on any part of the corridors, doors, public areas, common areas or the Premises or any portion thereof without prior approval of Landlord.

11.Tenant shall be allowed the non-exclusive use of provided common areas of the Building (bathrooms, break room, lounge, hallways, etc.). Tenant shall not conduct activities in common areas that interfere with the activities of other Tenants of the Building or Landlord. Tenant should make a concerted effort to keep all such areas clean and neat at all times. Tenant shall only use the common areas of the Building for their designated purposes.

12.Failure by Tenant or Authorized Tenant Reps to comply with the Rules and Regulations in may result in (a) removal of Tenant from the Building, (b) restriction of Tenant’s access to the Building, and/or (c) impositions of additional charges (d) and an Event of Default under the Lease. Notwithstanding anything in the Lease to the contrary, none of the cure periods set forth in Section 12.1.2 of the Lease shall apply to breaches of the Rules and Regulations with respect to Landlord’s exercise of the remedies set forth in this Paragraph 12.

13.The Lease constitutes proprietary and confidential information of Landlord. Tenant shall not disclose the content or form of the Lease to any third party except its employees, agents, or professional advisors without Landlord’s prior written consent except as required by law. 14.Landlord reserves the right, in Landlord’s sole discretion, to amend these Policies and Procedures at any time. Landlord shall provide to Tenant written notice of any such additions or amendments to the Policies and Procedures.

15. Any walls, sheet rock wall panels and such must be constructed with screws only. No nails are allowed in any construction attached to the building. This will allow for easy removal if necessary.

16. Tenant shall use only the following contractors for fire and safety work on the building systems:

a. Sprinkler system: Western State Fire Protection 503-657-5155 b. Fire Alarm: Stanley security 503-387-2900

c. Fire cauking: SFS, Inc. 503-233-9784

II. OLCC COMPLIANCE

The following Rules and Regulations have been taken directly from the OLCC Rules and modified as necessary. Under the following Rules and Regulations, “licensee” refers to Tenant, and “Commission” refers to the OLCC, and “licensed premises” refers to the Premises.

A. Changing, Altering, or Modifying Licensed Premises

(1) A licensee may not make any physical changes to the licensed premises that materially or substantially alter the licensed premises or the usage of the licensed premises from the plans originally approved by the Commission without the Commission’s prior written approval.

(2) A licensee who intends to make any material or substantial changes to the licensed premises must submit a form prescribed by the Commission, and submit any information identified in the form to be submitted, to the Commission, prior to making any such changes.

(3) The Commission must review the form and other information submitted under subSection (2) of this rule, and will approve the changes if the changes would not result in an initial or renewal application denial under OAR 845-025-1115.

(4) If the Commission denies the change the licensee must not make the proposed changes. If the licensee makes the proposed changes, the licensee must surrender the license or the Commission will propose to suspend or cancel the license.

(5) For purposes of this rule a material or substantial change requiring approval includes, but is not limited to:

(a) Any increase or decrease in the total physical size or capacity of the licensed premises;

(b) The sealing off, creation of or relocation of a common entryway, doorway, passage or other such means of public ingress or egress, when such common entryway, doorway or passage alters or changes limited access areas, such as the areas in which cultivation, harvesting, processing,or saleofmarijuanaitemsoccurswithinthelicensedpremises;or

(c) Any physical change that would require the installation of additional video surveillance cameras or a change in the security system.

B.Financial and Business Records

In addition to any other record-keeping requirements in these rules, a marijuana licensee must haveandmaintainrecordsthatclearlyreflectallfinancialtransactionsandthefinancial condition of the business. The following records must be kept and maintained for a three-year period and must be made available for inspection if requested by an employee of the Commission:

(1) Purchase invoices and supporting documents for items and services purchased for use in the production, processing, research, testing and sale of marijuana items that include from whom the itemswerepurchasedandthedateofpurchase;

(2) Bank statements for any accounts relating to the licensed business; (3) Accounting and tax records related to the licensed business;

(4) Documentation of all financial transactions related to the licensed business, including contracts and agreements for services performed or received that relate to the licensed business; and

(5) All employee records, including training.

C. Licensed Premises Restrictions and Requirements (1) A licensee may not permit:

•

(a)  Any minor on a licensed premises except as described in Section (7) and (8) of this rule; or

•

(b)  On-site consumption of a marijuana item, alcohol, or other intoxicant by any individual, except that an employee who has a current registry identification card issued under ORS 475.309 may consume marijuana during his or her work shift on the licensed premises as necessary for his or her medical condition, if the employee is alone, in a closed room and not visible to others outside the room. An employee who consumes a marijuana item as permitted under this Sub-Section may not be intoxicated while on duty.

(2) Notwithstanding Section (6)(a) of this rule, a minor, other than a licensee’s employee, who has a legitimate business purpose for being on the licensed premises, may be on the premises for a limited period of time in order to accomplish the legitimate business purpose. For example, a minor plumber may be on the premises in order to make a repair.

(3) A licensee must clearly identify all limited access areas in accordance with OAR 845-025- 1245.

(4) A licensee must keep a daily log of all employees, contractors and license representatives whoperformworkonthelicensedpremises.Allemployees,contractorsand licensee representativesmustwearclothingorabadgeissuedbythelicenseethateasily identifiesthe individualasanemployee,contractororlicenseerepresentative.

(5) The general public is not permitted in limited access areas on a licensed premises, except for the licensed premises of a retailer and as provided by Section (14) of this rule. In addition to licensee representatives, the following individuals are permitted to be present in limited access areas on a licensed premises, subject to the requirements in Section (12) of this rule:

•

(a)  Laboratory personnel, if the laboratory is licensed by the Commission;

•

(b)  A contractor, vendor or service provider authorized by a licensee representative to be on the licensed premises;

(c) Another licensee or that licensee’s representative;

(d) Up to seven invited guests per week subject to requirements of Section (12) of this rule;

or

(e) Tour groups as permitted under Section (14) of this rule.

(6) Prior to entering a licensed premises all visitors permitted by Section (11) of this rule must be documented and issued a visitor identification badge from a licensee representative that must remain visible while on the licensed premises. A visitor badge is not required for government officials. All visitors described in Sub-Section (11) of this rule must be accompanied by a licensee representative at all times.

(7) A licensee must maintain a log of all visitor activity. The log must contain the first and last name and date of birth of every visitor and the date they visited.

(8) A marijuana producer or research certificate holder may offer tours of the licensed premises, including limited access areas, to the general public if the licensee submits a control plan in writing and the plan is approved by the Commission.

(a) The plan must describe how conduct of the individuals on the tour will be monitored, how access to usable marijuana will be limited, and what steps the licensee will take to ensure that no minors are permitted on the licensed premises.

(b) The Commission may withdraw approval of the control plan if the Commission finds there is poor compliance with the plan. Poor compliance may be indicated by, for example, individuals on the tour not being adequately supervised, an individual on the tour obtaining a marijuana item while on the tour, a minor being part of a tour, or the tours creating a public nuisance.

(9) Nothing in this rule is intended to prevent or prohibit Commission employees or contractors, or other state or local government officials that have jurisdiction over some aspect of the licensed premises or licensee from being on the licensed premises.

(10) A licensee may not sublet any portion of a licensed premises.

(11) A licensed premises may receive marijuana items only from a marijuana producer, marijuana processor, or marijuana wholesaler for whom a premises has been licensed by the Commission.

(12) A licensed wholesaler or retailer who sells or handles food, as that term is defined in ORS 616.695, or cannabinoid edibles must also be licensed by the Oregon Department of Agriculture under ORS 616.706.

D. Signage

(1) A licensee must post:

(a) At every licensed premises signs that read:

(A) “No Minors Permitted Anywhere on This Premises”; and

(B) “No On-Site Consumption of Marijuana”; and

(b) At all areas of ingress or egress to a limited access area a sign that reads: “Do Not Enter - Limited Access Area - Access Limited to Licensed Personnel and Escorted Visitors.”

(2) All signs required by this rule must be:

(a) Legible, not less than 12 inches wide and 12 inches long, composed of letters not less than one-half inch in height;

(b) In English and Spanish; and

(c) Posted in a conspicuous location where the signs can be easily read by individuals on the licenses premises.

E. Licensee Prohibitions

(1) A licensee may not:

(a) Import into this state or export from this state any marijuana items;

(b) Give marijuana items as a prize, premium or consideration for a lottery, contest, game of chanceorgameofskill,orcompetitionofanykind;

(c) ) Sell, give or otherwise make available any marijuana items to any person who is visibly intoxicated;

(d) Make false representations or statements to the Commission in order to induce or prevent action by the Commission;

(e) Maintain a noisy, disorderly or insanitary establishment or supply adulterated marijuana items;

(f) Misrepresent any marijuana item to a customer or to the public; (g) Sell any marijuana item through a drive-up window;

(h) Deliver marijuana to any consumer off the licensed premises except as permitted by OAR 845-025-2880;

(i) Sell or offer to sell a marijuana item that does not comply with the minimum standards prescribed by the statutory laws of this state; or

(j) Use or allow the use of a mark or label on the container of a marijuana item that is kept for sale if the container does not precisely and clearly indicate the nature of the container’s contents or in any way might deceive a customer as to the nature, composition, quantity, age or quality of the marijuana item.

(2) No licensee or licensee representative may be under the influence of intoxicants while on duty.

(a) For purposes of this rule “on duty” means:

(A) The beginning of a work shift that involves the handling or sale of marijuana items, checking identification or controlling conduct on the licensed premises, to the end of the shift including coffee and meal breaks;

(B) For an individual working outside a scheduled work shift, the performance of acts on behalf of the licensee that involve the handling or sale of marijuana items, checking identification or controlling conduct on the licensed premises, if the individual has the authority to put himself or herself on duty; or

(C) A work shift that includes supervising those who handle or sell marijuana items, check identification or control the licensed premises.

(b) Whether a person is paid or scheduled for work is not determinative of whether the person is considered “on duty” under this Sub-Section.

F. State and Local Safety Inspections

(1) All marijuana licensees may be subject to inspection of licensed premises by state or local government officials to determine compliance with state or local health and safety laws.

(2) A licensee must contact any utility provider to ensure that the licensee complies with any local ordinance or utility requirements such as water use, discharge into the sewer system, or electrical use.

G. General Sanitary Requirements

(1) A marijuana licensee must:

(a) Prohibit any individual working on a licensed premises who has or appears to have a communicable disease, open or draining skin lesion infected with Staphylococcus aureus or Streptococcus pyogenes, or any illness accompanied by diarrhea or vomiting for whom there is a reasonable possibility of contact with marijuana items from having contact with a marijuana item until the condition is corrected;

(b) Require all persons who work in direct contact with marijuana items conform to hygienic practices while on duty, including but not limited to:

(A) Maintaining adequate personal cleanliness; and

(B) Washing hands thoroughly in an adequate hand-washing area before starting work, prior to having contact with a marijuana item and at any other time when the hands may have become soiled or contaminated;

(c) Provide hand-washing facilities adequate and convenient, furnished with running water at a suitable temperature and provided with effective hand-cleaning and sanitizing preparations and sanitary towel service or suitable drying device;

(d) Properly remove all litter and waste from the licensed premises and maintain the operating systems for waste disposal in an adequate manner so that they do not constitute a source of contamination in areas where marijuana items are exposed;

(e) Provide employees with adequate and readily accessible toilet facilities that are maintained in a sanitary condition and good repair; and

(f) Hold marijuana items that can support pathogenic microorganism growth or toxic formation in a manner that prevents the growth of these pathogenic microorganism or formation toxins.

(2) For purposes of this rule “communicable disease” includes but is not limited to: diphtheria, measles, Salmonella enterica serotype Typhi infection, shigellosis, Shiga-toxigenic Escherichia coli (STEC) infection, hepatitis A, and tuberculosis.

H. Definitions

As used in OAR 845-025-2000 to 845-025-2080:

(1) “Canopy” means the surface area utilized to produce mature marijuana plants calculated in square feet and measured using the outside boundaries of any area that includes mature marijuana plants including all of the space within the boundaries.

(2) “Indoor production” means producing marijuana in any manner: (a) Utilizing artificial lighting on mature marijuana plants; or (b) Other than “outdoor production” as that is defined in this rule.

H.1 Producer Privileges

(1) A producer may only plant, cultivate, grow, harvest and dry marijuana in the manner approved by the Commission and consistent with chapter 1, Oregon Laws 2015, chapter 614, Oregon Laws 2015 and these rules.

(2) A producer may engage in indoor or outdoor production of marijuana, or a combination of the two.

(3) A producer may sell or deliver: (a) Usable marijuana to the licensed premises of a marijuana processor, wholesaler, retailer, laboratory, or research certificate holder;

(b) Dried mature marijuana plants that have been entirely removed from any growing medium to the licensed premises of a marijuana processor or research certificate holder; or

(c) Immature marijuana plants and seeds to the licensed premises of a marijuana producer, wholesaler, retailer or research certificate holder.

(4) A producer may not sell a mature marijuana plant other than as provided in Section (3)(b) of this rule.

(5) A producer may provide a sample of usable marijuana to a marijuana wholesaler, retailer or processor licensee for the purpose of the licensee determining whether to purchase the product. The sample product may not be consumed on a licensed premises. Any sample provided to another licensee must be recorded in CTS.

H.2. Licensed Premises of Producer

(1) The licensed premises of a producer authorized to cultivate marijuana indoors includes all public and private enclosed areas used in the business operated at the location and any areas outside of a building that the Commission has licensed.

(2) The licensed premises of a producer may not be located at the same physical location or address as a marijuana grow site registered under ORS 475.304 unless the producer is also a person responsible for a marijuana grow site and has been issued a license by the Commission in accordance with Section 116, chapter 614, Oregon Laws 2014, and OAR 845-025-1100.

H.3. Production Size Limitations

(1) Cultivation Batches and Cultivate Batch Sizes.

(a) A producer must establish cultivation batches and assign each cultivation batch a unique identification number.

(b) A cultivation batch may not have more than 100 immature plants.

(c) A producer may have an unlimited number of cultivation batches at any one time.

(2) Canopy Size Limits.

(a) Indoor Production.

(A) Tier I: Up to 5,000 square feet.

(B) Tier II: 5,001 to 10,000 square feet.

(b) For purposes of this Section, square footage of canopy space is measured starting from the outermost point of the furthest mature flowering plant in a designated growing space and continuing around the outside of all mature flowering plants located within the designated growing space.

(c) A producer may designate multiple grow canopy areas at a licensed premises but those spaces must be separated by a physical boundary such as an interior wall or by at least 10 feet of open space.

(d) If a local government adopts an ordinance that would permit a producer to have a higher canopy size limit than is permitted under this rule, the local government may petition the Commission for an increase in canopy size limits for that jurisdiction. If the Commission grants such a petition, the Commission may amend this rule in addition to considering changes to the license fee schedule.

(e) On an annual basis, the Commission will evaluate market demand for marijuana items, the number of person applying for producer licenses or licensed as producers and whether the availability of marijuana items in this state is commensurate with the market demand. Following this evaluation the Commission may amend this rule as needed.

(3) Canopy Size Limit - Designation and Increases.

(a) ) A producer must clearly identify designated canopy areas and proposed canopy size in the initial license application. A producer may change a designated canopy area within a production type at any time with prior written notice to Commission, but a producer may only change canopy tiers at the time of renewal in accordance with Sub-Section (b) of this Section.

(b) A producer may submit a request to change canopy tiers at the time the producer submits an application for renewal of the license. The Commission will grant a request to increase the canopy tier for the producer’s next licensure term if:

(A) The producer’s renewal application is otherwise complete;

(B) There are no bases to deny or reject the producer’s renewal application;

(C) The producer has not already reached the applicable maximum canopy size set forth in Section (2) of this rule; and

(D) During the preceding year of licensure, the producer has not been found to be in violation, and does not have any pending allegations of violations of chapter 1, Oregon Laws 2015, chapter 614, Oregon Laws 2015, or these rules.

(c) The Commission shall give a producer an opportunity to be heard if a request is rejected under this Section.

H.4. Operating Procedures

Tenant must provide Landlord a copy of its operating procedures as set forth in the Rule, along with notice of any material changes as required

(1) A producer must:

(a) Establish written standard operating procedures for the production of marijuana. The standard operating procedures must, at a minimum, include when, and the manner in which, all pesticide and or other chemicals are to be applied during the production process; and

(b) Maintain a copy of all standard operating procedures on the licensed premises.

(2) If a producer makes a material change to its standard operating procedures it must document the change and revise its standard operating procedures accordingly. Records detailing the material change must be maintained on the licensed premises by the producer.

H.5. Start-up Inventory

(1) Marijuana producers may not receive immature marijuana plants or seeds from any source other than from another licensee, except that between January 1, 2016 and December 31, 2016, a marijuana producer may receive immature marijuana plants and seeds from any source within Oregon for up to 90 days following initial licensure by the Commission.

(2) The marijuana producer shall, through CTS, report receipt of the number of immature marijuana plants or seeds received under this Section within 48 hours of the plants or seeds arriving at the licensed premises. A producer does not have to document the source of the immature plants or seeds during the 90 day start-up period.

(3) Failure to comply with this rule is a Category I violation and could result in license revocation.

H.6. Pesticides, Fertilizers and Agricultural Chemicals

(1) Pesticides. A producer may only use pesticides in accordance with ORS chapter 634 and OAR 603, Division 57.

(2) Fertilizers, Soil Amendments, Growing Media. A producer may only use fertilizer, agricultural amendments, agricultural minerals and lime products in accordance with ORS chapter 633.

(3) A producer may not treat or otherwise adulterate usable marijuana with any chemical, biologically active drug, plant, substance, including nicotine, or other compound that has the effect or intent of altering the usable marijuana’s color, appearance, weight or smell.

(4) In addition to other records required by these rules, a producer must maintain, at all times and on the licensed premises:

(a) The material safety data sheet (MSDS) for all pesticides, fertilizers or other agricultural chemicals used by the producer in the production of marijuana;

(b) The original label or a copy thereof for all pesticides, fertilizers or other agricultural chemicals used by the producer in the production of marijuana; and

(c) A log of all pesticides, fertilizers or other agricultural chemicals used by the producer in the production of marijuana. The log must include:

•

The information required to be documented by a pesticide operator in ORS 634.146;

•

The unique identification tag number of the cultivation batch or individual mature marijuana plant to which the product was applied, or if applied to all plants on the licensed premises a statement to that affect.

(5) A producer may maintain the records required under this rule in electronic or written form. If electronic, a producer shall maintain a backup system or sufficient data storage so that records are retained for no less than two years after harvest of any marijuana on which documented products were used. If written, a producer shall ensure that the records are legible and complete, shall keep them in a safe and secure location, and shall retain the records for no less than two years after harvest of any marijuana on which documented products were used.

(6)  A producer may maintain the records required under this rule in electronic or written form. If electronic, a producer shall maintain a backup system or sufficient data storage so that records are retained for no less than two years after harvest of any marijuana on which documented products were used. If written, a producer shall ensure that the records are legible and complete, shall keep them in a safe and secure location, and shall retain the records for no less than two years after harvest of any marijuana on which documented products were used.

(7)  A producer must make the records required under this rule immediately available during an premises inspection by a Commission regulatory specialist. If the Commission requests copies of the records at any time other than during a premises inspection, a producer shall produce the records upon request.

H.7 Harvest Lot Segregation

(1) A producer must, within 45 days of harvesting a harvest lot, physically segregate the harvest lot from other harvest lots, place the harvest lot in a receptacle or multiple receptacles and assign a UID tag to each receptacle that is linked to each plant that was harvested.

(2) A producer may not combine harvest lots that are of a different strain, were produced using different growing practices or harvested at a different time.

I. SEED-TO-SALE TRACKING I.1. CTSRequirements

(1) A licensee must:

(a) Use CTS as the primary inventory and recording keeping system.

(b) Have a CTS account activated and functional prior to operating or exercising any privileges of the license and must maintain an active account while licensed.

(2) A licensee must have at least one license holder who is a CTS administrator and a licensee may authorize additional license holders or licensee representatives to obtain Administrator accounts.

(3) In order to obtain a CTS administrator account, a license holder must attend and successfully complete all required CTS training. The Commission may also require additional ongoing, continuing education for an individual to retain his or her CTS administrator account.

A licensee may designate licensee representatives as CTS users. A designated user must trained by a CTS administrator in the proper and lawful use of CTS.

A licensee must:

(4)

be

(5) (a)

(b) Train and authorize any new CTS users before those users are permitted to access CTS or input, modify, or delete any information in CTS.

(c) Cancel any CTS administrator or user from an associated CTS account if that individual is no longer a licensee representative or the administrator or user has violated OAR 845-025- 7500 to845-025-7590.

(d) Correct any data that is entered into CTS in error.

(6) A licensee is accountable for all actions licensee representatives take while logged into CTS or otherwise conducting inventory tracking activities.

(7) Nothing in this rule prohibits a licensee from using secondary separate software applications to collect information to be used by the business including secondary inventory tracking or point of sale systems. Secondary software applications must use CTS data as the primary source of data and must be compatible with updating to CTS. If a licensee uses a separate software application it must get approval from the vendor contracting with the Commission to provide CTS and the software application must:

(a) Accurately transfer all relevant CTS data to and from CTS for the purposes of reconciliations with any secondary systems.

(b) Preserve original CTS data when transferred to and from a secondary application.

(8) If at any point a licensee loses access to CTS for any reason, the licensee must keep and maintain comprehensive records detailing all tracking inventory activities that were conducted during the loss of access.

(a) Once access is restored, all inventory tracking activities that occurred during the loss of access must be entered into CTS.

(b) A licensee must document when access to the system was lost and when it was restored.

(c) A licensee may not transport any marijuana items to another licensed premises until such time as access is restored and all information is recorded into CTS.

I.2. UniqueIdentification(UID)Tags

A licensee must:

Maintain an accurate and complete list of all CTS administrators and CTS users for each licensed premises and must update the list when a new CTS user is trained.

(1) Use UID tags issued by a Commission-approved vendor that is authorized to provide UID tags for CTS. Each licensee is responsible for the cost of all UID tags and any associated vendor fees.

(2) Have an adequate supply of UID tags at all times.

(3) Properly tag all inventory that is required to have a UID tag.

(4) Place tags in a position that can be clearly read by an individual standing next to the item and the tag must be kept free from dirt and debris.

I.3. CTSUserRequirements

(1) A licensee and any designated CTS administrator or user shall enter data into CTS that fully and transparently accounts for all inventory tracking activities.

(2) A licensee is responsible for the accuracy of all information entered into CTS.

(3) An individual entering data into the CTS system may only use that individual’s CTS account. Each CTS administrator and CTS user must have a unique log-on and password, which may not be used by any other person.

I.4. SystemNotifications

A licensee must:

(1) Monitor all compliance notifications from CTS and resolve the issues detailed in the compliance notification in a timely fashion. A licensee may not dismiss a compliance notification in CTS until the licensee resolves the compliance issues detailed in the notification.

(2) Take appropriate action in response to informational notifications received through CTS, including but not limited to notifications related to UID billing, enforcement alerts, and other pertinent information.

I.5. ReconciliationwithInventory

A licensee must:

(1) Use CTS for all inventory tracking activities at a licensed premises.

(2) Reconcile all on-premises and in-transit marijuana item inventories each day in CTS at the close of business.

I.6. InventoryAudits

The Commission may perform a physical audit of the inventory of any licensee at the agency’s discretion and with reasonable notice to the licensee. Variances between the physical audit and the inventory reflected in CTS at the time of the audit, which cannot be attributed to normal moisture variation in usable marijuana, are violations. The Commission may impose a civil penalty, suspend or cancel a licensee for violation of this Section.

J. Transportation and Delivery of Marijuana Items

(1) Marijuana items may only be transferred between licensed premises by a licensee or licensee representative.

(2) An individual authorized to transport marijuana items must have a valid Oregon Driver’s License.

(3) A licensee must:

(a) Use a vehicle for transport that is:

(A) Insured at or above the legal requirements in Oregon;

(B) Capable of securing (locking) the marijuana items during transportation; and

(C) Capable of being temperature controlled if perishable marijuana items are being transported.

(b) Using CTS, generate a printed transport manifest that accompanies every transport of marijuana items that contains the following information:

(A) The name, contact information of a licensee representative, licensed premises address and license number of the licensee transporting the marijuana items;

(B) The name, contact information of the licensee representative, licensed premises address, and license number of the licensee receiving the delivery;

(C) Product name and quantities (by weight or unit) of each marijuana item contained in each transport, along with the UIDs for every item;

(D) The date of transport and approximate time of departure;

(E) Arrival date and estimated time of arrival;

(F) ) Delivery vehicle make and model and license plate number; and

(G) Name and signature of the licensee’s representative accompanying the transport.

(4) A licensee or licensee representative may transport marijuana items from an originating location to multiple licensed premises as long as each transport manifest correctly reflects specific inventory in transit and each recipient licensed premises provides the licensee with a printedreceiptformarijuanaitemsdelivered

(5) All marijuana items must be packaged in shipping containers and labeled in accordance with OAR 845-025-2880 prior to transport.

(6) A licensee must provide a copy of the transport manifest to each licensed premises receiving the inventory described in the transport manifest, but in order to maintain transaction confidentiality, may prepare a separate manifest for each receiving licensed premises.

(7) A licensee must provide a copy of the printed transport manifest and any printed receipts for marijuana items delivered to law enforcement officers or other representatives of a government agency if requested to do so while in transit.

(8) A licensee must contact the Commission immediately, or as soon as possible under the circumstances, if a vehicle transporting marijuana items is involved in any accident that involves product loss.

(9) Upon receipt of inventory a receiving licensee must ensure that the marijuana items received are as described in the transport manifest.

(10) A receiving licensee must separately document any differences between the quantity specified in the transport manifest and the quantities received. Such documentation shall be made in CTS and in any relevant business records.

(11) A licensee must provide temperature control for perishable marijuana items during transport.

(12) Anyvehicletransportingmarijuanaitemsmusttraveldirectlyfromtheshippinglicensee to the receiving licensee and must not make any unnecessary stops in between except to other licensed premises receiving inventory.

(13) A licensee may transport marijuana for other licensees if the transporting licensee holds a wholesale license.

K. Waste Management

(1) A licensee must:

(a) ) Store, manage and dispose of solid and liquid wastes generated during marijuana production and processing in accordance with applicable state and local laws and regulations which may include but are not limited to:.

(A) ) Solid waste requirements in ORS 459 and OAR 340 Divisions 93 to 96;

(B) Hazardous waste requirements in ORS 466 and OAR 340, Divisions 100 to 106; and

(C) Wastewater requirements in ORS 468B and OAR 340, Divisions 41 to 42, 44 to 45, 53, 55 and 73.

(b) Store marijuana waste in a secured waste receptacle in the possession of and under the control of the licensee.

(2) A licensee may give or sell marijuana waste to a producer, processor or wholesale licensee or research certificate holder. Any such transaction must be entered into CTS pursuant to OAR 845- 025-7500.

(3) In addition to information required to be entered into CTS pursuant to OAR 845-025-7500, a licensee must maintain accurate and comprehensive records regarding waste material that accounts for, reconciles, and evidences all waste activity related to the disposal of marijuana.

L. Advertising

L.1 Purpose and Application of Rules

(1) The Commission serves the interests of the citizens of Oregon by regulating and prohibiting advertising marijuana items in a manner:

(a) That is attractive to minors;

(b) That promotes excessive use;

(c) That promotes activity that is illegal under Oregon law; or

(d) That otherwise presents a significant risk to public health and safety.

(2) The Commission also serves the interests of Oregonians by allowing advertising for the purpose of informing the public of the availability and characteristics of marijuana.

(3) All marijuana advertising by a licensee must conform to these rules.

L.2 Definitions

As used in OAR 845-025-8000 through 845-025-8080:

(1) "Advertising" is publicizing the trade name of a licensee together with words or symbols referring to marijuana or publicizing the brand name of marijuana or a marijuana product. (2) "Handbill" is a flyer, leaflet, or sheet that advertises marijuana.

(3) "Radio" means a system for transmitting sound without visual images, and includes broadcast, cable, on-demand, satellite, or internet programming. Radio includes any audio programming downloaded or streamed via the internet.

(4) "Television" means a system for transmitting visual images and sound that are reproduced on screens, and includes broadcast, cable, on-demand, satellite, or internet programming. Television includes any video programming downloaded or streamed via the internet.

L.3 Advertising Restrictions

(1) Marijuanaadvertisingmaynot:

•

(a)  Contain statements that are deceptive, false, or misleading;

•

(b)  Contain any content that can reasonably be considered to target individuals under the age of 21, including but not limited to cartoon characters, toys, or similar images and items typically marketed towards minors;

•

(c)  Specificallyencouragesthetransportationofmarijuanaitemsacrossstatelines;

•

(d)  Assert that marijuana items are safe because they are regulated by the Commission or have been tested by a certified laboratory or otherwise make claims that any government agency endorses or supports marijuana;

•

(e)  Make claims that recreational marijuana has curative or therapeutic effects;

•

(f)  Display consumption of marijuana items;

•

(g)  Contain material that encourages the use of marijuana because of its intoxicating effect; or

•

(h)  Contain material that encourages excessive or rapid consumption.

(2) A marijuana retailer may not make any deceptive, false, or misleading assertions or statements on any product, any sign, or any document provided to a consumer.

(3) A licensee must include the following statement on all advertising:

(a) ) “Do not operate a vehicle or machinery under the influence of this drug".

(b) "For use only by adults twenty-one years of age and older.”

(c) ) “Keep out of the reach of children."

L.4. Advertising Media, Coupons, and Promotions

(1) The Commission prohibits advertising through handbills that are posted or passed out in public areas such as parking lots and publicly owned property.

(2) A licensee may not utilize television, radio, print media or internet advertising unless the licensee has reliable evidence that no more than 30 percent of the audience for the program, publication or internet web site in or on which the advertising is to air or appear is reasonably expected to be under the age of 21.

(3) A licensee may not engage in advertising via marketing directed towards location-based devices, including but not limited to cellular phones, unless the marketing is a mobile device application installed on the device by the owner of the device who is 21 years of age or older and includes a permanent and easy opt-out feature.

L.5. Removal of Objectionable and Non-Conforming Advertising

(1) A licensee must remove any sign, display, or advertisement if the Commission finds it violates these rules.

(2) The Commission will notify the licensee and specify a reasonable time period for the licensee to remove any sign, display or advertisement that the Commission finds objectionable.

M. Prohibited Conduct

(1) Sale to a Minor. A licensee or permittee may not sell, deliver, transfer or make available any marijuana item to a person under 21 years of age.

•

(a)  Violation of this Section for an intentional sale to a minor by a licensee, permittee or license representative is a Category II violation.

•

(b)  Violation of this Section for other than intentional sales is a Category III violation.

(2) Identification. A licensee or license representative must require a person to produce identification as required by Section 24, chapter 614, Oregon Laws 2015 before selling or providing a marijuana item to that person. Violation of this Section is a Category IV violation.

(3) Access to Premises. A licensee or permittee may not:

(a) During regular business hours for the licensed premises, refuse to admit or fail to promptly admit a Commission regulatory specialist who identifies him or herself and who enters or wants to enter a licensed premises to conduct an inspection to ensure compliance with chapter 1, Oregon Laws 2015; chapter 614, Oregon Laws 2014; chapter 699, Oregon Laws 2015 affecting the licensed privileges; or these rules;

(b) Outside of regular business hours or when the premises appear closed, refuse to admit or fail to promptly admit a Commission regulatory specialist who identifies him or herself and requests entry on the basis that there is a reason to believe a violation of chapter 1, Oregon Laws 2015; chapter 614, Oregon Laws 2014; chapter 699, Oregon Laws 2015 affecting the licensed privileges; or these rules is occurring; or

(c) Once a regulatory specialist is on the licensed premises, ask the regulatory specialist to leave until the specialist has had an opportunity to conduct an inspection to ensure compliance with chapter 1, Oregon Laws 2015; chapter 614, Oregon Laws 2014; chapter 699, Oregon Laws 2015 affecting the licensed privileges; or these rules.

(d) Violation of this Section is a Category II violation.

(4) Use or Consumption of Intoxicants on Duty and Under the Influence on Duty.

(a)  No licensee, licensee representative, or permittee may consume any intoxicating substances while on duty, except for employees as permitted under OAR 845-025-1230(5)(b). Violation of this Sub-Section is a Category III violation.

(b)  No licensee, licensee representative, or permittee may be under the influence of intoxicating substances while on duty. Violation of this Sub-Section is a Category II violation.

(c) Whether a person is paid or scheduled for a work shift is not determinative of whether the person is considered “on duty.”

(d) As used in this Section:

(A) “On duty” means:

(i) From the beginning to the end of a work shift for the licensed business, including any and all coffee, rest or meal breaks; or

(ii) Performing any acts on behalf of the licensee or the licensed business outside of a work shift if the individual has the authority to put himself or herself on duty.

(B) “Intoxicants” means any substance that is known to have or does have intoxicating effects, and includes alcohol, marijuana, or any other controlled substances.

(5)  Permitting Use of Marijuana at Licensed Premises. A licensee or permittee may not permit the use or consumption of marijuana, or any other intoxicating substance, anywhere in or on the licensed premises, or in surrounding areas under the control of the licensee, except for employees as permitted under OAR 845-025-1230(5)(b). Violation of this Section is a Category III violation.

(6)  Import and Export. A licensee or permittee may not import marijuana items into this state or export marijuana items out of this state. Violation of this Section is a Category I violation and could result in license or permit revocation.

(7) Permitting, Disorderly or Unlawful Conduct. A licensee or permittee may not permit disorderly activity or activity that is unlawful under Oregon state law on the licensed premises or in areas adjacent to or outside the licensed premises under the control of the licensee.

•

(a)  If the prohibited activity under this Section results in death or serious physical injury, or involves unlawful use or attempted use of a deadly weapon against another person, or results in a sexual offense which is a Class A felony such as first degree rape, sodomy, or unlawful sexual penetration, the violation is a Category I violation and could result in license or permit revocation.

•

(b)  If the prohibited activity under this Section involves use of a dangerous weapon against another person with intent to cause death or serious physical injury, it is a Category II violation.

(c) As used in this Section:

(A) "Disorderly activities" means activities that harass, threaten or physically harm oneself or another person.

(B) “Unlawful activity” means activities that violate the laws of this state, including but not limited to any activity that violates a state criminal statute.

(d) The Commission does not require a conviction to establish a violation of this Section except as Section 13(1)(f), chapter 614, Oregon Laws 2015 requires.

(8) Marijuana as a Prize, Premium or Consideration. No licensee or permittee may give or permit the giving of any marijuana item as a prize, premium, or consideration for any lottery, contest, game of chance or skill, exhibition, or any competition of any kind on the licensed premises.

(9) Visibly Intoxicated Persons. No licensee or permittee may sell, give, or otherwise make available any marijuana item to any person who is visibly intoxicated. Violation of this Section is a Category III violation.

(10) Additional Prohibitions. A licensee or permittee may not:

(a) Sell or deliver any marijuana item through a drive-up window.

(b) Sell or offer for sale any marijuana item for a price per item that is less than the licensee’s cost for the marijuana item;

(c) Use any device or machine that both verifies the age of the consumer and delivers marijuana to the consumer; or

(d) Deliver marijuana to a consumer off the licensed premises, except that retail licensees may provide delivery as set forth in OAR 845-025-2880.

(e) Violation of this Sub-Section is a Category III violation.

N. Inspections

Tenant shall notify Landlord within 2 days upon receiving notice of an inspection by the OLCC of the Premises.

The Commission may conduct:

1) A complaint inspection at any time following the receipt of a complaint that alleges a licensee or permittee is in violation of chapter 1, Oregon Laws 2015, chapter 614, Oregon Laws 2015, chapter 699, Oregon Laws 2015, or these rules;

2) An inspection at any time if it believes, for any reason, that a licensee or permittee is in violation of chapter 1, Oregon Laws 2015; chapter 614, Oregon Laws 2015; chapter 699, Oregon Laws 2015; or these rules; or

3) Compliance transactions in order to determine whether a licensee or permittee is complying with chapter 1, Oregon Laws 2015; chapter 614, Oregon Laws 2015; chapter 699, Oregon Laws 2015; or these rules.

4) A licensee, licensee representative, or permittee must cooperate with the Commission during aninspection.

5) If licensee, licensee representative or permittee fails to permit the Commission to conduct an inspection the Commission may seek an investigative subpoena to inspect the premises and gather books, payrolls, accounts, papers, documents or records.

O. Suspended Licenses: Posting of Suspension Notice Sign, Activities Allowed During Suspension

(1) Before 7:00 a.m. on the date a license suspension goes into effect, and until the suspension is completed, Commission staff must ensure that a suspension notice sign is posted on each outside entrance or door to the licensed premises.

(2) The suspension notice sign must be posted in a way that allows any person entering the premises to read it. Licensees must use the suspension notice sign provided by the Commission. The sign will state that the license has been suspended by order of the Commission due to violations of the recreational marijuana laws (statutes or administrative rule) of Oregon. If there are multiple licenses at the location, the sign will specify which license privileges have been suspended.

(3) During the period of license suspension, the licensee is responsible for ensuring: (a) ) Compliance with all applicable laws and rules; and

(b) That the suspension notice sign is not removed, altered, or covered.

(4) A licensee or licensee representative may not allow the sale, delivery to or from, or receipt of marijuana items at the licensed premises during the period of time that the license is under suspension. During a period of time that the license is under suspension, a recreational marijuana licensee may operate the business provided there is no sale, delivery to or from, or receiptofa marijuanaitem.

III. TENANT MANUAL

Tenant shall comply with all provisions set forth in the Walnut Industrial Park Tenant Manual, which is incorporated by reference into these Rules and Regulations.

EXHIBIT G

GUARANTY

In consideration of the agreement of W.I.P.P., LLC ("Lessor"), to enter into a Lease dated December 20th, 2018 (the "Lease") between Lessor and This Budz For You Farms LLC ("Lessee"), pertaining to certain premises located within the Walnut Industrial Park located in Hillsboro, OR, the undersigned Daniel A. Goldin ("Guarantor") hereby unconditionally guarantees the punctual payment of all Rent, as defined in the Lease, and other payments required to be paid by Lessee, and the prompt performance of all other obligations of Lessee under the Lease. If Guarantor consists of more than one person or entity, all liability of Guarantor hereunder shall be joint and several.

Guarantor shall be directly and primarily liable to Lessor for any amount due from Lessee under the Lease, without requiring that Lessor first proceed against Lessee, join Lessee in any proceeding brought to enforce this Guaranty, or exhaust any security held by Lessor. Guarantor agrees that Lessor may deal with Lessee in any manner in connection with the Lease without the knowledge or consent of Guarantor and without affecting Guarantor's liability under this Guaranty. Without limiting the generality of the foregoing, Guarantor agrees that any extension of time, assignment of the Lease, amendment, or modification to the Lease, delay or failure by Lessor in the enforcement of any right under the Lease, or compromise of the amount of any obligation or liability under the Lease made with or without the knowledge or consent of Guarantor shall not affect Guarantor's liability under this Guaranty.

Guarantor's liability under this Guaranty shall not be affected by any bankruptcy, reorganization, insolvency, or similar proceeding affecting Lessee, nor by any termination or disaffirmance of the Lease or any of Lessee's obligations thereunder in connection with such proceeding. This Guaranty shall remain in full force and effect until the performance in full to Lessor's satisfaction of all obligations of Lessee under the Lease.

Guarantor hereby waives any claim or other right now existing or hereafter acquired against Lessee that arises from the performance of Guarantor's obligations under this Guaranty, including, without limitation, any rights of contribution, indemnity, subrogation, reimbursement, or exoneration. Guarantor hereby agrees to indemnify Lessor and hold it harmless from and against all loss and expense, including legal fees, suffered or incurred by Lessor as a result of claims to avoid any payment received by Lessor from Lessee with respect to the obligations of Lessee under the Lease.

Guarantor hereby waives presentment, protest, notice of default, demand for payment, and all other suretyship defenses whatsoever with respect to any payment guaranteed under this Guaranty, and agrees to pay unconditionally upon demand all amounts owed under the Lease. Guarantor further waives any setoff, defense, or counterclaim that Lessee or Guarantor may have or claim to have against Lessor and the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty.

If Lessor retains an attorney to enforce this Guaranty or to bring any action or any appeal in connection with this Guaranty, the Lease, or the collection of any payment under this Guaranty or the Lease, Lessor shall be entitled to recover its attorney fees, legal expenses, costs, and disbursements in connection therewith, as determined by the court before which such action or appeal is heard, in addition to any other relief to which Lessor may be entitled. Any amount owing under this Guaranty shall bear interest from the date such amount was payable to Lessor to the date of repayment at a rate equal to the lesser of fifteen percent (15%) and the maximum rate permitted by law.

Lessor shall have the unrestricted right to assign this Guaranty in connection with an assignment of the Lease without the consent of, or any other action required by, Guarantor. Each reference in this Guaranty to Lessor shall be deemed to include its successors and assigns, to whose benefit the provisions of this Guaranty shall also inure. Each reference in this Guaranty to Guarantor shall be deemed to include the successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. Within ten (10) days after delivery of written demand therefor from Lessor, Guarantor shall execute and deliver to Lessor a statement in writing certifying that this Guaranty is unmodified and in full force and effect, which statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the premises or property. If any provision of this Guaranty is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Guaranty shall not be affected.

GUARANTOR:

Name: Daniel A. Goldin

Signature:

State Issuing Driver's License: Oregon Country Issuing Driver's License:USA

Home Address for Notices:

12/17/18

Date:

EXHIBIT G

GUARANTY

In consideration of the agreement of W.I.P.P., LLC ("Lessor"), to enter into a Lease dated December 20th, 2018 (the "Lease") between Lessor and This Budz For You Farms LLC ("Lessee"), pertaining to certain premises located within the Walnut Industrial Park located in Hillsboro, OR, the undersigned Richard Chewning ("Guarantor") hereby unconditionally guarantees the punctual payment of all Rent, as defined in the Lease, and other payments required to be paid by Lessee, and the prompt performance of all other obligations of Lessee under the Lease. If Guarantor consists of more than one person or entity, all liability of Guarantor hereunder shall be joint and several.

Guarantor shall be directly and primarily liable to Lessor for any amount due from Lessee under the Lease, without requiring that Lessor first proceed against Lessee, join Lessee in any proceeding brought to enforce this Guaranty, or exhaust any security held by Lessor. Guarantor agrees that Lessor may deal with Lessee in any manner in connection with the Lease without the knowledge or consent of Guarantor and without affecting Guarantor's liability under this Guaranty. Without limiting the generality of the foregoing, Guarantor agrees that any extension of time, assignment of the Lease, amendment, or modification to the Lease, delay or failure by Lessor in the enforcement of any right under the Lease, or compromise of the amount of any obligation or liability under the Lease made with or without the knowledge or consent of Guarantor shall not affect Guarantor's liability under this Guaranty. Guarantor's liability under this Guaranty shall not be affected by any bankruptcy, reorganization, insolvency, or similar proceeding affecting Lessee, nor by any termination or disaffirmance of the Lease or any of Lessee's obligations thereunder in connection with such proceeding. This Guaranty shall remain in full force and effect until the performance in full to Lessor's satisfaction of all obligations of Lessee under the Lease.

Guarantor hereby waives any claim or other right now existing or hereafter acquired against Lessee that arises from the performance of Guarantor's obligations under this Guaranty, including, without limitation, any rights of contribution, indemnity, subrogation, reimbursement, or exoneration. Guarantor hereby agrees to indemnify Lessor and hold it harmless from and against all loss and expense, including legal fees, suffered or incurred by Lessor as a result of claims to avoid any payment received by Lessor from Lessee with respect to the obligations of Lessee under the Lease.

Guarantor hereby waives presentment, protest, notice of default, demand for payment, and all other suretyship defenses whatsoever with respect to any payment guaranteed under this Guaranty, and agrees to pay unconditionally upon demand all amounts owed under the Lease.

Guarantor further waives any setoff, defense, or counterclaim that Lessee or Guarantor may have or claim to have against Lessor and the benefit of any statute of limitations affecting Guarantor's liability under this Guaranty.

If Lessor retains an attorney to enforce this Guaranty or to bring any action or any appeal in connection with this Guaranty, the Lease, or the collection of any payment under this Guaranty or the Lease, Lessor shall be entitled to recover its attorney fees, legal expenses, costs, and disbursements in connection therewith, as determined by the court before which such action or appeal is heard, in addition to any other relief to which Lessor may be entitled. Any amount owing under this Guaranty shall bear interest from the date such amount was payable to Lessor to the date of repayment at a rate equal to the lesser of fifteen percent (15%) and the maximum rate permitted by law. Lessor shall have the unrestricted right to assign this Guaranty in connection with an assignment of the Lease without the consent of, or any other action required by, Guarantor. Each reference in this Guaranty to Lessor shall be deemed to include its successors and assigns, to whose benefit the provisions of this Guaranty shall also inure. Each reference in this Guaranty to Guarantor shall be deemed to include the successors and assigns of Guarantor, all of whom shall be bound by the provisions of this Guaranty. Within ten (10) days after delivery of written demand therefor from Lessor, Guarantor shall execute and deliver to Lessor a statement in writing certifying that this Guaranty is unmodified and in full force and effect, which statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the premises or property. If any provision of this Guaranty is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Guaranty shall not be affected.

GUARANTOR:

Name: Richard Chewning

Signature:

State Issuing Driver's License:Oregon

Country Issuing Driver's License:USA

Home Address for Notices:

Date:

Exhibit H

Control Areas

## PROJECT SUMMARY

THE WALNUT INDUSTRIAL PARK WILL CONTAIN MULTIPLE TENANT IMPROVEMENTS WITH THE +/-160,000 S.F. RECREATIONAL MARIJUANA FACILITY. USES INCLUDE MARIJUANA GROWING AND PROCESSING.

HAZARDOUS MATERIAL SHALL REMAIN WITHIN THE ALLOWABLE QUANTITIES PER CONTROL AREAS.

## MATERIAL HAZARDS

MAXIMUM ALLOWABLE QUANTITY PER CONTROL AREA (307.1(1))

ETHANOL (FLAMMABLE LIQUID IB) – SPRINKLERED & APPROVED STORAGE
STORAGE = 480 GALLONS
CLOSED SYSTEM = 240 GALLONS
OPEN SYSTEM = 60 GALLONS

BUTANE (FLAMMABLE GAS) – NON SPRINKLERED & APPROVED STORAGE
STORAGE = 4,000 CUBIC FT @ NTP
CLOSED SYSTEM = 4,000 CUBIC FT @ NTP
OPEN SYSTEM = N/A

CO2 (SIMPLE ASPHYXIANT) – NOT A HAZARD NO MAXIMUM REQUIRED PER OFC 5307.1

HAZARDOUS MATERIALS (SECTION 414):

CONTROL AREAS SHALL COMPLY WITH SECTION 414.2 THROUGH 414.2.5 AND THE FIRE CODE

BLDG A – 1 FLOOR LEVEL
100% OF THE MAXIMUM ALLOWABLE QUANTITY PER CONTROL AREA
4 CONTROL AREAS
1 HR FIRE RESISTANCE RATING

BLDG B – 1 FLOOR LEVEL
100% OF THE MAXIMUM ALLOWABLE QUANTITY PER CONTROL AREA
4 CONTROL AREAS
1 HR FIRE RESISTANCE RATING

BLDG C – 1 FLOOR LEVEL
100% OF THE MAXIMUM ALLOWABLE QUANTITY PER CONTROL AREA
4 CONTROL AREAS
1 HR FIRE RESISTANCE RATING

LEGEND
BUILDING A
BUILDING B
BUILDING C
CONTROL AREA 1 NOT USED – TENANTS WITHIN HAZARD LIMITS
1
2
3
4
1
2
3
4

1.2

## PROPOSED CONTROL AREAS N.T.S.

### HMIS SUMMARY - BLDG B, CONTROL AREA 4

| SUITE # | HAZARDS | STORAGE | OPEN USE | CLOSED USE |
|---|---|---|---|---|
| PEACE LOVE & ELIXIRS – SUITE 163 | ETHENOL (FL)<br>ISOPROPYL (FL) | 25 GAL<br>1 GAL | .5 GAL<br>N/A | N/A |
| DOCTRON – SUITE 135 & 136 | ETHANOL (FL) | 5 GAL | .5 GAL | N/A |
| NATURAL ROOTS – SUITE 141 | ETHANOL (FL) | 50 GAL | .26 GAL | N/A |
| GARDEN OF THE GODS– SUITE 158 | NONE | N/A | N/A | N/A |
| SUITE 140 | TBD | TBD | TBD | TBD |
| SUITE 157 | NONE | N/A | N/A | N/A |
| SUITE 155 | TBD | N/A | N/A | N/A |
| SUITE 142 | TBD | N/A | N/A | N/A |
| NOT LEASED – SUITE 159 &161 | N/A | N/A | N/A | N/A |
| CURRENT TOTAL: | | 81 GAL (FL) | 1.26 GAL (FL) | N/A |

NOTES:
1. ABBREVIATIONS
- FL = FLAMMABLE LIQUID
2. FUTURE TENANTS SHALL NOT EXCEED ALLOWABLE QUANTITIES

© 2016 CIDA INC. ALL RIGHTS RESERVED

CIDA 25 1991 2016
ARCHITECTURE ENGINEERING PLANNING INTERIORS
15895 SW 72ND AVE SUITE 200
PORTLAND, OREGON 97224
TEL: 503.226.1285
FAX: 503.226.1670
WWW.CIDAINC.COM

CONTROL AREA 4

# WALNUT INDUSTRIAL PARK

HILLSBORO , OR

01.12.18

EXHIBIT I

LESSOR-PROVIDED EFFICIENCY RATE DISCLOSURE

This Lessor-Provided Efficiency Rate Disclosure is provided pursuant to Section 4.2 of that certain Industrial Lease, made and entered into as of the 20th day of December, 2018 by and between W.I.P.P, LLC an Oregon limited liability company (“Lessor), and This Budz For You Farms LLC a Oregon Limited Liability Company (“Lessee”) (and Daniel A. Goldin, Richard Chewning, (“Guarantors”)(the “Lease), and sets forth the rates to be paid by Lessee as Additional Rent for the use of Lessor-Provided Efficiencies as set forth in Section 4.2 of the Lease. Lessor reserves the right to increase the rates and charges set forth herein based on Lessor’s costs to maintain and operate the systems related to the delivery of the Lessor-Provided Efficiencies.

1. Delivery of Condenser water from Centralized Condenser Water Tower system for Lessee’s water- cooled HVAC system(s) required pursuant to Section 2.2.1(a) of the Lease shall be charged as Additional Rent pursuant to Section 4.2 of the Lease at a rate of $0.10 per 100 gallons of cooling water delivered to Lessee’s Premises.

2. Delivery of centralized bulk CO2 to CO2 dispersal systems in Lessee’s Units, required pursuant to Section 2.2.1(b) of the Lease, shall be charged as Additional Rent pursuant to Section 4.2 of the Lease at a rate of $0.33 per each pound delivered to Lessee’s Premises.

W.I.P.P. Initial: LESSEE Initial: